SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

CEC ENTERTAINMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

CEC ENTERTAINMENT, INC.

4441 West Airport Freeway

Irving, Texas 75062

(972) 258-8507

May 28, 2007

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of CEC Entertainment, Inc. to be held at 9:00 a.m. local time, Wednesday, June 27, 2007, at the Westin Dallas Fort Worth Airport, 4545 W. John Carpenter Freeway, Irving, Texas 75063.

At the meeting you will be asked to re-elect three Class I directors to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal, to approve an amendment to the 2004 Restricted Stock Plan adding a performance criteria for some participants, to approve an amendment to the 2004 Restricted Stock Plan adding 100,000 shares to the maximum number of shares that may be issued under the plan, to approve an amendment to the Non-Employee Directors Restricted Stock Plan increasing the amount of the Restricted Stock Award granted to each Eligible Director upon stockholder approval of the amendment and thereafter on the date of the annual grant, to approve an amendment to the Non-Employee Directors Restricted Stock Plan adding 25,000 shares to the maximum number of shares that may be issued under the plan, to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year, and to transact such other business as may properly come before the meeting.

The formal Notice of the Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered and acted upon at the meeting.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the Annual Meeting. You may vote over the internet, as well as by telephone or by mailing a proxy card. Voting over the internet, by telephone or by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions with the proxy card regarding each of these voting options.

Thank you for your continued support of and interest in CEC Entertainment, Inc.

Sincerely,

RICHARD M. FRANK
Chairman and Chief Executive Officer

CEC ENTERTAINMENT, INC.

4441 West Airport Freeway

Irving, Texas 75062

(972) 258-8507

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF CEC ENTERTAINMENT, INC.

Time and Date:	9:00 a.m., local time, on June 27, 2007.

Place:	The Westin Dallas Fort Worth Airport, 4545 W. John Carpenter Freeway, Irving, Texas 75063.

Purposes:	(1)	To re-elect three Class I directors to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal;

	(2)	To approve an amendment to the 2004 Restricted Stock Plan adding a performance criteria for some participants;

	(3)	To approve an amendment to the 2004 Restricted Stock Plan adding 100,000 shares to the maximum number of shares that may be issued under the plan;

	(4)	To approve an amendment to the Non-Employee Directors Restricted Stock Plan increasing the amount of the Restricted Stock Award granted to each Eligible Director upon stockholder approval of the amendment and thereafter on the date of the annual grant;

	(5)	To approve an amendment to the Non-Employee Directors Restricted Stock Plan adding 25,000 shares to the maximum number of shares that may be issued under the plan;

	(6)	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year; and

	(7)	To transact such other business as may properly come before the meeting.

Adjournments and Postponements:	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote only if you were a CEC Entertainment, Inc. stockholder as of the close of business on April 30, 2007.

Eligible Voters:	Only stockholders of record at the close of business on April 30, 2007 are entitled to notice of, and to vote at, the meeting, and any adjournments or postponements thereof. A list of the stockholders entitled to vote at the meeting shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten (10) days prior to the meeting, at 4441 West Airport Freeway, Irving, Texas. The list shall also be available for examination during the meeting by any stockholder who is present at the meeting.

If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement dated prior to April 30, 2007, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

Voting:	Your vote is very important. It is desirable that as large a proportion as possible of the stockholders’ interests be represented at the meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. You may submit your proxy or voting instructions for the Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. The giving of such proxy will not affect your right to revoke it later or vote in person in the event that you should attend the meeting. To make it easier for you to vote, internet and telephone voting is available. The instructions included with the proxy card describe how to use these services. For specific instructions on how to vote your shares, please refer to the section titled Voting Information beginning on page 8 of the Proxy Statement and the instructions on the proxy or voting instruction card.

May 28, 2007

By order of the Board of Directors,

Marshall R. Fisco, Jr.,
Secretary

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS OF

CEC ENTERTAINMENT, INC.

TO BE HELD ON JUNE 27, 2007

Page

Proposal 2: Amendment of the Company’s 2004 Restricted Stock Plan Adding a Performance Criteria for Some Participants	38

Proposal 3: Amendment of the Company’s 2004 Restricted Stock Plan Adding 100,000 Shares to the Maximum Number of Shares That May Be Issued under the Plan	38

Proposal 4: Amendment of the Company’s Non-Employee Directors Restricted Stock Plan Increasing the Amount of the Restricted Stock Award Granted to Each Eligible Director	39

Proposal 5: Amendment of the Company’s Non-Employee Directors Restricted Stock Plan Adding 25,000 Shares to the Maximum Number of Shares That May Be Issued under the Plan	40

New Plan Benefits	41

Proposal 6: Ratification of the Appointment of Independent Registered Public Accounting Firm for the 2007 Fiscal Year	42

Audit Committee Disclosure	42

Audit Committee Report	43

Certain Relationships and Related Transactions	44

Section 16(a) Beneficial Ownership Reporting Compliance	45

Stockholder Proposals for the 2008 Annual Meeting of Stockholders	45

Other Matters	45

CEC ENTERTAINMENT, INC.

4441 WEST AIRPORT FREEWAY

IRVING, TEXAS 75062

(972) 258-8507

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 27, 2007

SOLICITATION

This proxy statement is furnished to stockholders of CEC Entertainment, Inc., a Kansas corporation (the “Company” or “CEC”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors”) for use at the annual meeting of stockholders (the “Annual Meeting”) to be held at 9:00 a.m. local time, on June 27, 2007 at the Westin Dallas Fort Worth Airport, 4545 W. John Carpenter Freeway, Irving, Texas 75063, and any adjournments or postponements thereof. Proxies in the form enclosed will be voted at the Annual Meeting, if completed in accordance with the instructions, tendered to the Company prior to the Annual Meeting and not revoked. A proxy may be revoked at any time before it is voted either by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. The Company plans to first mail or give this proxy statement to the Company’s stockholders on or about May 28, 2007. The term “Company” when used in this Proxy Statement refers to CEC Entertainment, Inc. but may also, as the context may require, refer to CEC Entertainment, Inc. and its subsidiaries.

VOTING INFORMATION

Q: What information is contained in this Proxy Statement?

A: The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and most highly paid executive officers and certain other required information.

Q: How may I obtain CEC’s 10-K for the year ended December 31, 2006?

A: A copy of our Annual Report on Form 10-K for the year ended December 31, 2006 (“Fiscal 2006”) is enclosed. We filed our Annual Report on Form 10-K with the Securities and Exchange Commission on April 23, 2007. Stockholders may obtain a copy of this report, including the financial statements and financial statement schedules, without charge, by writing to our Secretary at our principal executive offices located at 4441 West Airport Freeway, Irving, Texas 75062. Our Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission can also be accessed on our website at http://www.chuckecheese.com.

Q: What items of business will be voted on at the Annual Meeting?

A: The items of business scheduled to be voted on at the Annual Meeting are:

1.	To re-elect three Class I directors to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal;

2.	To approve an amendment to the 2004 Restricted Stock Plan adding a performance criteria for some participants;

3.	To approve an amendment to the 2004 Restricted Stock Plan adding 100,000 shares to the maximum number of shares that may be issued under the plan;

4.	To approve an amendment to the Non-Employee Directors Restricted Stock Plan increasing the amount of the Restricted Stock Award granted to each Eligible Director upon stockholder approval of the amendment and thereafter on the date of the annual grant;

5.	To approve an amendment to the Non-Employee Directors Restricted Stock Plan adding 25,000 shares to the maximum number of shares that may be issued under the plan;

6.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year; and

7.	To transact such other business as may properly come before the meeting.

Proxies will be voted for any proposals pending at the Annual Meeting, unless authorization to vote for a proposal is withheld or otherwise directed. Proxyholders will vote in accordance with duly completed and tendered proxies. Proxyholders will use their discretion to vote on any other matter or business that is brought before the Annual Meeting. The Board of Directors is not presently aware of any other matters or business to be brought before the Annual Meeting.

Q: How does the Board of Directors recommend that I vote?

A: Our Board of Directors recommends that you vote your shares “FOR” the nominees to the Board of Directors, “FOR” the amendments to the 2004 Restricted Stock Plan, “FOR” the amendments to the Non-Employee Directors Restricted Stock Plan, and “FOR” the ratification of the appointment of our independent registered public accounting firm.

Q: What shares can I vote?

A: You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting is April 30, 2007. At the close of business on that date, the Company had issued and outstanding and entitled to receive notice of and vote at the Annual Meeting 32,244,472 shares of Common Stock, $0.10 par value (the “Common Stock”). No other class of securities of the Company is entitled to notice of, or to vote at, the Annual Meeting.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you by CEC. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed or sent a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials, together with a voting instruction card, are being forwarded to you by your broker or other nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q: How can I vote at the Annual Meeting?

A: You are entitled to vote at the Annual Meeting only if you were a CEC stockholder or joint holder as of the close of business on April 30, 2007 or if you hold a valid proxy for the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at our principal executive offices, which are located at 4441 West Airport Freeway, Irving, Texas 75062.

If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide a legal proxy from your broker, trustee or nominee or other similar evidence of ownership.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. The Annual Meeting will begin promptly at 9:00 a.m., local time.

Q: How can I vote my shares without attending the Annual Meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Stockholders of record of our Common Stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by the street name holder and mailing them in the accompanying pre-addressed envelopes to such street name holder.

Broker non-votes occur where a broker holding shares in street name does not vote on a particular proposal because the broker does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the shares, but are not permitted to vote on non-routine proposals. The missing votes on non-routine proposals are deemed to be “broker non-votes.” The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. The inspector of election shall treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any proposal as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that proposal (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other proposals).

Q: Can I change my vote?

A: Yes. Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted at the Annual Meeting. It may be revoked by filing with the Secretary of the Company, Marshall R. Fisco, Jr., CEC Entertainment, Inc., 4441 West Airport Freeway, Irving, Texas 75062, a written notice of revocation or duly completed and tendered proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q: Who can help answer my questions?

A: If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact Marshall R. Fisco, Jr. at (972) 258-5453. If you need additional copies of this Proxy Statement or voting materials, please contact Marshall R. Fisco, Jr. at (972) 258-5453.

Q: How many shares must be present or represented to conduct business at the Annual Meeting?

A: A majority of the number of outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Annual Meeting for purposes of re-electing three Class I directors to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal, to approve an amendment to the 2004 Restricted Stock Plan adding a performance criteria for some participants, to approve an amendment to the 2004 Restricted Stock Plan adding 100,000 shares to the maximum number of shares that may be issued under the plan, to approve an amendment to the Non-Employee Directors Restricted Stock Plan increasing the amount of the Restricted Stock Award granted to each Eligible Director upon stockholder approval of the amendment and thereafter on the date of the annual grant, to approve an amendment to the Non-Employee Directors Restricted Stock Plan adding 25,000 shares to the maximum number of shares that may be issued under the plan, to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year, and to transact such other business as may properly come before the meeting. If a quorum is not present or represented at the Annual Meeting, stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, have the power to adjourn the Annual Meeting from time to time, without notice, other than by announcement at the Annual Meeting, until a quorum is present or represented. At any such adjourned Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original date of the Annual Meeting.

Q: Who will count the votes?

A: Votes cast by proxy or in person shall be counted by a person or persons appointed by the Company to act as inspector of election for the Annual Meeting. The inspector of election will treat shares presented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. The inspector of election will treat shares presented by proxies that reflect broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any proposal as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that proposal (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other proposals). Unless authorization to vote for a proposal pending at the Annual Meeting is withheld, if no direction is made for a vote cast by proxy, the proxy shall be voted for such proposals.

Q: How are votes counted?

A: In the election of the directors, you may vote “FOR” the nominees or you may “WITHHOLD AUTHORITY” with respect to one, two or all three of the nominees.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. In the case of this Annual Meeting, where specific instructions are not indicated, the shares represented by all valid proxy or voting instruction cards received will be voted: (1) “FOR” the re-election of three Class I directors to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal; (2) “FOR” the amendment to the 2004 Restricted Stock Plan adding a performance criteria for some participants; (3) “FOR” the amendment to the 2004 Restricted Stock Plan adding 100,000 shares to the maximum number of shares that may be issued under the plan; (4) “FOR” the amendment to the Non-Employee Directors Restricted Stock Plan increasing the amount of the Restricted Stock Award granted to each Eligible Director upon stockholder approval of the amendment and thereafter on the date of the annual grant; (5) “FOR” the amendment to the Non-Employee Directors Restricted Stock Plan adding 25,000 shares to the maximum number of shares that may be issued under the plan; (6) “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year; and (7) and in the discretion of the proxy holders on any other matters that properly come before this Annual Meeting.

Q: What is the voting requirement to approve each of the proposals?

A: Proposal 1: To re-elect three Class I directors to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal—The three nominees receiving the greatest number of votes out of all votes cast for the election of directors will be elected.

Proposal 2: To approve an amendment to the 2004 Restricted Stock Plan adding a performance criteria for some participants—The affirmative vote of a majority of the shares entitled to vote and present, in person or by proxy, at the Annual Meeting will be required to approve this Proposal.

Proposal 3: To approve an amendment to the 2004 Restricted Stock Plan adding 100,000 shares to the maximum number of shares that may be issued under the plan—The affirmative vote of a majority of the shares entitled to vote and present, in person or by proxy, at the Annual Meeting will be required to approve this Proposal.

Proposal 4: To approve an amendment to the Non-Employee Directors Restricted Stock Plan increasing the amount of the Restricted Stock Award granted to each Eligible Director upon stockholder approval of the amendment and thereafter on the date of the annual grant—The affirmative vote of a majority of the shares entitled to vote and present, in person or by proxy, at the Annual Meeting will be required to approve this Proposal.

Proposal 5: To approve an amendment to the Non-Employee Directors Restricted Stock Plan adding 25,000 shares to the maximum number of shares that may be issued under the plan—The affirmative vote of a majority of the shares entitled to vote and present, in person or by proxy, at the Annual Meeting will be required to approve this Proposal.

Proposal 6: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year—The affirmative vote of a majority of the shares entitled to vote and present, in person or by proxy, at the Annual Meeting will be required to approve this Proposal.

Q: What happens if additional matters are presented at the Annual Meeting?

A: We are not aware of any business to be acted upon at the Annual Meeting other than the items of business described in this Proxy Statement. If you grant a proxy, the persons named as proxy holders, Alice Winters and James Mabry will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason one or more of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate(s) as may be nominated by the Board of Directors.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q: How may I obtain a separate set of voting materials?

A: Securities and Exchange Commission rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please contact Marshall R. Fisco, Jr. at 4441 West Airport Freeway, Irving, Texas 75062, telephone: (972) 258-5453 and we will promptly deliver the Proxy Statement or Annual Report upon your request.

Q: Who will bear the cost of soliciting votes for the Annual Meeting?

A: CEC is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q: Where can I find the voting results of the Annual Meeting?

A: We intend to announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of Fiscal 2007.

Q: What is the deadline for submitting proposals for inclusion in CEC’s proxy statement for the 2008 Annual Meeting of Stockholders?

A: Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders may present proper proposals for inclusion in our Proxy Statement relating to, and for consideration at, the 2008 Annual Meeting of Stockholders, by submitting their proposals to us in a timely manner. Such proposals will be so included if received at our principal executive offices not later than January 29, 2008 and if they otherwise comply with the requirements of Rule 14a-8. Stockholder proposals outside the processes of Rule 14a-8, must be received at our principal executive offices not later than April 13, 2008.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors consists of nine directors. The Board of Directors is divided into three classes, Classes I, II and III, with each class having three directors. The directors in each class serve a three-year term. The terms of each class expire at successive annual meetings so that the stockholders elect one class of directors at each annual meeting. The terms of the Class I directors expire at the Annual Meeting in 2007. The Board of Directors has nominated Michael H. Magusiak, Larry T. McDowell, and Walter Tyree. Messrs. Magusiak, McDowell, and Tyree have expressed their intention to serve the entire term until the Annual Meeting in 2010 for which re-election is sought.

Directors will be elected by cumulative voting. Cumulative voting is a method of voting for corporate directors where stockholders multiply their number of shares by the number of directorships being voted on to cast the total for one director or a selected group of directors. To be elected as a director, a candidate must be among the three candidates who receive the most votes out of all votes cast for the election of directors at the Annual Meeting.

The following table lists the names and ages (as of April 30, 2007) of the director nominees and the other directors whose terms of office will continue after the Annual Meeting, the year in which each director was first elected as a director of the Company, the class to which each director has been or will be elected, and the Annual Meeting at which the term of each director will expire.

Nominee Directors	Age	Director Since	Class	Term Expires
Michael H. Magusiak	51	1988	I	2007
Larry T. McDowell	65	2005	I	2007
Walter Tyree	55	1997	I	2007
Continuing Directors
Richard T. Huston	61	1999	II	2008
Cynthia I. Pharr Lee	58	1994	II	2008
Raymond E. Wooldridge	68	1997	II	2008
Richard M. Frank	59	1985	III	2009
Tim T. Morris	60	1997	III	2009
Louis P. Neeb	68	1994	III	2009

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NAMED NOMINEES.

CORPORATE GOVERNANCE

In February, 2004, the Board of Directors documented the governance practices followed by the Company by adopting the CEC Entertainment, Inc. Corporate Governance Guidelines in order to assure that the Board of Directors will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board of Directors will follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for the Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee may be viewed on our website at http://www.chuckecheese.com.

In February, 2004, the Company also adopted a Code of Business Conduct and Ethics that applies to all directors and employees of the Company. The Code of Business Conduct and Ethics may be viewed on our website at http://www.chuckecheese.com. The Company will disclose any amendments to or waivers from the Code of Business Conduct and Ethics on this website.

In October, 2003, the Company also adopted a Code of Ethics that applies to the Chief Executive Officer, Chief Financial Officer, and senior financial officers of the Company. The Code of Ethics may be viewed on our website at http://www.chuckecheese.com. The Company will disclose any amendments to or waivers from the Code of Ethics on this website.

Directors are expected to attend all meetings of the Board of Directors and each committee on which they serve, and the Board of Directors encourages all its members to attend the Annual Meeting of Stockholders. In May 2006, six (6) directors were present at the Annual Meeting of Stockholders.

Non-management directors have access to individual members of management or to other employees of the Company on a confidential basis. Directors are authorized to conduct independent investigations and to hire outside consultants or experts at the Company’s expense. Directors also have access to Company records and files, and directors may contact other directors without informing Company management of the purpose or even the fact of such contact.

Nomination of Directors

The Nominating/Corporate Governance Committee considers and recommends candidates for election to the Board of Directors. The Nominating/Corporate Governance Committee also considers candidates for election to the Board of Directors that are submitted by stockholders. In making its selections of candidates to recommend for election, the Nominating/Corporate Governance Committee seeks persons who have achieved prominence in their field and who possess significant experience in areas of importance to the Company. The minimum qualifications that the Nominating/Corporate Governance Committee believes must be met for a candidate to be nominated include integrity, independence, forthrightness, analytical skills and the willingness to devote appropriate time and attention to the Company’s affairs. Candidates should also demonstrate a willingness to work as part of a team in an atmosphere of trust and a commitment to represent the interests of all the stockholders rather than those of a specific constituency. The Company currently does not have a formal process for stockholders to submit nominees for election at an annual or special meeting of stockholders. However, there are certain requirements, listed under “Stockholder Proposals for the 2008 Annual Meeting of Stockholders,” for any stockholder who wishes to present a proposal for action at the 2008 Annual Meeting of Stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company. The Nominating/Corporate Governance Committee applies the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of the Board of Directors.

ADDITIONAL INFORMATION REGARDING THE EXECUTIVE OFFICERS, BOARD OF DIRECTORS

AND COMMITTEES OF THE BOARD OF DIRECTORS

The following table sets forth the names and certain other information regarding the executive officers of the Company as of April 30, 2007.

Name	Age	Position	Year First Elected as Executive Officer
Richard M. Frank	59	Chairman of the Board and Chief Executive Officer	1985
Michael H. Magusiak	51	President	1988
J. Roger Cardinale	47	Executive Vice President, Development and Purchasing	1999
Gene F. Cramm, Jr	49	Executive Vice President, Games and Concept Evolution	1997
Richard T. Huston	61	Executive Vice President, Marketing	1986
Christopher D. Morris	36	Executive Vice President, Chief Financial Officer	2004
Thomas W. Oliver	67	Executive Vice President, General Counsel	2000

BUSINESS HISTORY OF EXECUTIVE OFFICERS AND DIRECTORS

A brief description of the business history of the directors and executive officers of the Company is provided below.

RICHARD M. FRANK has been Chairman of the Board and Chief Executive Officer of the Company since March 1986 and has been a Director of the Company since June 1985. He served as President and Chief Operating Officer from June 1985 until October 1988. He joined the Company in 1985. Also, Mr. Frank currently serves as a Director of Westwood Holdings Group, Inc., a New York Stock Exchange Company, and Westwood Trust Company.

MICHAEL H. MAGUSIAK was elected President of the Company in June 1994. He had previously served as Executive Vice President, Chief Financial Officer and Treasurer since June 1988. He has also served as a Director of the Company since 1988. He was Vice President of the Company from October 1987 to June 1988 and Controller of the Company from October 1987 to January 1989. He joined the Company in July 1987.

J. ROGER CARDINALE has served as Executive Vice President of the Company since December 1999. He assumed the duties of Director of Development in April 2000, Director of Real Estate in January 1999, and has served as Director of Purchasing since September 1990. Mr. Cardinale had held various positions with the Company since November 1986.

GENE F. CRAMM, JR. has served as Executive Vice President of the Company since September 1997. Prior to that time he had served as a Senior Vice President since September 1989. Mr. Cramm had held various positions with the Company since 1980, including Director of Franchise, Director of Concept Development, Director of Construction, Director of Entertainment and Games, Senior Vice President, International Development and Special Projects, Senior Vice President, Operational Support, and Director of Purchasing.

RICHARD T. HUSTON has served as Executive Vice President of Marketing of the Company since July 1986. He has also served as a Director of the Company since 1999. His responsibilities as an officer of the Company were expanded from June 1994 to March 1997, and again in November 2006, to include Entertainment as well as Marketing. He served as Vice President from October 1985 to July 1986. He joined the Company in 1985.

CHRISTOPHER D. MORRIS has served as Executive Vice President and Chief Financial Officer of the Company since January 2006. Prior to that time he had served as Senior Vice President and Chief Financial Officer since January 2004. Prior to joining the Company, Mr. C. Morris was Senior Director of Finance for NPC International, Inc. (Pizza Hut franchisee) from March 1999 to January 2004. From May 1996 to March 1999, Mr. C. Morris held various accounting/finance positions at Applebee’s International, Inc. Finally, from 1992 to 1996 Mr. C. Morris was employed by Deloitte & Touche, a public accounting firm. He joined the Company in January 2004. Mr. C. Morris has no relation to Tim T. Morris.

THOMAS W. OLIVER has served as Executive Vice President and General Counsel of the Company since March 2000. Prior to joining the Company, Mr. Oliver was a stockholder for 23 years in the Dallas office of the law firm of Winstead Sechrest and Minick. He joined the Company in 2000.

LARRY T. McDOWELL was elected as an independent, non-management Director of the Company in February 2005. Mr. McDowell retired in 1997 from Arthur Andersen, LLP, a public accounting firm. Mr. McDowell was employed by Arthur Andersen, LLP from 1963 to 1997; serving as a Tax Partner from 1974 through 1997. In addition, he held the position of head of U.S. Financial Institutions Tax Specialty Team and was a member of the firm’s Tax Division’s Long-Range Planning Committee. Mr. McDowell is currently a Member of the Audit and Ethics Committee of United Way of Metropolitan Dallas, and had previously served as a Treasurer and as one of its board members.

TIM T. MORRIS was elected as an independent, non-management Director of the Company in June 1997. Mr. T. Morris is currently the President of Morris Capital Management, LLC, an investment firm. From 1990 through 2002, Mr. T. Morris was the President of River Associates, LLC, an investment firm. From 1981 through 1990 Mr. T. Morris was an Office Managing Partner of Deloitte & Touche, a public accounting firm. From 1977 through 1981 Mr. T. Morris was a Partner of Rogers, Morris, Millsaps & Underwood, CPA’s, a public accounting firm. From 1968 through 1977

Mr. T. Morris was a Partner of Hazlett, Lewis & Bieter, CPA’s, a public accounting firm. Mr. T. Morris has no relation to Christopher D. Morris.

LOUIS P. NEEB was elected as an independent, non-management Director of the Company in August 1994. Mr. Neeb has served as Chairman of the Board of Mexican Restaurants, Inc. (f/k/a Casa Ole’ Restaurants, Inc.) from October 1995 to the present. Mr. Neeb had also served as Chief Executive Officer of Mexican Restaurants, Inc. from February 1996 through May 2002, and as Interim Chief Executive Officer from December 2006 through April 2007. From August 1982 to present, Mr. Neeb has been President of Neeb Enterprises, Inc., a management consulting firm specializing in consulting to restaurant companies. From July 1991 through January 1994, Mr. Neeb was President and Chief Executive Officer of Spaghetti Warehouse, Inc. Mr. Neeb has had other extensive experience in the restaurant industry including serving as Chairman of the Board of Burger King Corporation. Mr. Neeb had also been a member of the board of directors of both the Franchise Finance Corporation of America, a publicly-traded real estate trust which provides real estate for restaurants from 1994 through 2001, and Silver Diner, Inc., a restaurant company, from 1994 to the present.

CYNTHIA I. PHARR LEE was elected as an independent, non-management Director of the Company in August 1994. Since 1993, Ms. Pharr Lee has served as President of C. Pharr & Company, a communications and human capital consulting firm. A co-founder of Texas Women Ventures Fund, Ms. Pharr Lee serves on the Fund’s Investment Advisory Committee and is also a board member of Southwest Venture Forum. Ms. Pharr Lee is a former President of Executive Women of Dallas and National Chairman of the Counselor’s Academy of the Public Relations Society of America. From May 1989 through February 1993, Ms. Pharr Lee was President and Chief Executive Officer of Tracy Locke/Pharr Public Relations, a division of Omnicom (NYSE). From August 1986 through April 1989, Ms. Pharr Lee was President and Owner of C. Pharr & Company, a public relations agency. Ms. Pharr Lee served as a Director of Spaghetti Warehouse, Inc. from August 1991 through January 1999 when the company was sold.

WALTER TYREE was elected as an independent, non-management Director of the Company in June 1997. Mr. Tyree currently serves as Regional Restaurant Vice President of CBRL Group, Inc., a holding company that, through its subsidiaries, is engaged in the operation and development of the Cracker Barrel Old Country Store. Mr. Tyree was Chief Operating Officer of Boston Market Corporation from March 2004 until June 2005. He previously held the positions of Divisional President for Boston Market from October 1999 until March 2004, and Vice President of Operations for Boston Market from October 1998 until October 1999. Mr. Tyree had served as Chief Operating Officer of BCBM Southwest, Inc., a Boston Market franchisee, from January 1993 until October 1998. From 1975 to 1992, Mr. Tyree served in various positions with Steak and Ale, a restaurant company, most recently as a Regional Director.

RAYMOND E. WOOLDRIDGE was elected as an independent, non-management Director of the Company in June 1997. Mr. Wooldridge currently serves as a Director of Westwood Holdings Group, Inc., a New York Stock Exchange Company, D. A. Davidson & Co., a member of NASD, and Westwood Trust Company. Mr. Wooldridge had previously served as a member of the National Adjudicatory Committee of the National Securities Dealers Association—Regulation and a Director of Security Bank, N.A. Mr. Wooldridge had also served as Vice Chairman and Chairman of the Executive Committee of Southwest Securities Group, Inc., a publicly owned holding firm, from 1996 to 1999, and as President and Chief Operating Officer and Chief Executive Officer thereof from 1986 until 1996. Prior thereto, from 1964 through 1986, Mr. Wooldridge served in various positions with Eppler, Guerin and Turner, Inc., a regional brokerage and investment banking firm, most recently as the firm’s President and Chief Executive Officer.

Except as set forth above, none of the Directors of the Company hold directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

It is the policy of the Company that a majority of the Board of Directors consists of independent, non-management directors who meet the criteria for independence required by the listing standards of the New York Stock Exchange. A director is independent if he or she does not have a material relationship with the Company other than as a director. The Board of Directors has determined that all of the following non-management directors are independent under these standards: Larry T. McDowell, Tim T. Morris, Louis P. Neeb, Cynthia I. Pharr Lee, Walter Tyree, and Raymond E. Wooldridge. The Board of Directors has also determined that each of Tim T. Morris and Larry T. McDowell is an Audit Committee Financial Expert as defined by the SEC.

Five (5) regularly scheduled and ten (10) special meetings of the Board of Directors were held during 2006. Each of the directors attended at least 75% of the meetings held by the Board of Directors, and by each committee on which he or she served in 2006. The non-management directors also meet periodically in executive session without management present. Each non-management director serves as the presiding director at an executive session on a rotating basis.

The Board of Directors has established an Executive Committee, a Nominating/Corporate Governance Committee, an Audit Committee, and a Compensation Committee. The responsibilities and composition of each of these committees are described below. The Charters for the Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee may be viewed on our website at http://www.chuckecheese.com.

Executive Committee

The Executive Committee currently consists of four directors. The Executive Committee is responsible for assisting the Board of Directors in carrying out its duties and acts in the place of the Board of Directors when the Board of Directors is not in session and may exercise substantially all of the powers of the Board of Directors other than those powers specifically required by law or by the Company’s Bylaws to be exercised by the full Board of Directors. The Executive Committee (comprised of Ms. Pharr Lee and Messrs. Frank, Magusiak and Neeb in 2006 and continuing as current committee members) held no meetings in 2006.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee currently consists of three directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange. The Nominating/Corporate Governance Committee is responsible for: (a) identifying individuals qualified to become Board of Directors members and recommending that the Board of Directors select a group of director nominees for each annual meeting of the Company’s stockholders; (b) ensuring that the Audit, Compensation and Nominating/Corporate Governance Committees of the Board of Directors has the benefit of qualified and experienced “independent” directors; (c) developing and recommending to the Board of Directors a set of effective corporate governance policies and procedures applicable to the Company; (d) overseeing the evaluation of the Board of Directors and management; and (e) taking a leadership role in shaping the Company’s corporate governance. Under its charter, the Nominating/Corporate Governance Committee is also charged with the responsibility to annually develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company, including policies on the size and composition of the Board of Directors, and review and reassess the adequacy of such guidelines and recommend to the Board of Directors any changes deemed appropriate; to review possible candidates for Board of Directors membership consistent with the Board of Directors’s criteria for selecting new directors as set forth in the Corporate Governance Guidelines; to annually recommend for approval by the Board of Directors, a slate of nominees (a majority of whom shall be independent) for the Board of Directors at the annual meeting of the Company’s stockholders; in the event of a vacancy on the Board of Directors in between annual meetings of the Company’s stockholders, recommend for approval by the Board of Directors nominees to fill such vacancy, ensuring that a majority of the directors are independent; in consultation with management, recommend directors to be selected for membership on Board of Directors committees; perform Board of Directors performance evaluations on an annual basis; develop management succession plans; review senior management organizational matters; maintain agenda and minutes of its meetings, provide periodic reports on its activities to the Board of Directors and circulate its minutes of meetings to all directors; at least annually conduct a self evaluation to assess the effectiveness of the Nominating/Corporate Governance Committee; and to perform any other activities consistent with the its Charter, the Company’s Articles of Incorporation and Bylaws, and governing laws as the Nominating/Corporate Governance Committee or the Board of Directors deems appropriate.

The Nominating/Corporate Governance Committee (comprised of Messrs. T. Morris, Tyree and Wooldridge in 2006 and continuing as current committee members) held one (1) meeting in 2006.

Audit Committee

The Audit Committee currently consists of three directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange and two of whom, Tim T. Morris and Larry T. McDowell, are Audit Committee Financial Experts as defined under the rules of the Securities and Exchange Commission. The Audit Committee provides assistance to the directors in fulfilling their fiduciary responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting and financial controls, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

The Audit Committee’s role is financial oversight. Our management is responsible for preparing financial statements, and our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee does not provide any expert or special assurance or certifications as to our financial statements or as to the work of our independent registered public accounting firm. The Audit Committee is directly responsible for the engagement, compensation, retention and oversight of our independent registered public accounting firm. The Audit Committee also is responsible for reviewing and discussing our financial statements with management and our independent registered public accounting firm.

Among other things, the Audit Committee reviews and discusses earnings press releases and financial information and earnings guidance prior to their release.

The Audit Committee (comprised of Ms. Pharr Lee and Messrs. McDowell and T. Morris in 2006 and continuing as current committee members) held four (4) regularly scheduled and sixteen (16) special meetings in 2006.

Compensation Committee

The Compensation Committee currently consists of three directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange. The Compensation Committee is responsible for recommending the compensation, including performance bonuses, payable to the executive officers and other employees of the Company, and administering the 1997 Non-Statutory Stock Option Plan and 2004 Restricted Stock Plan (collectively, the “Employee Stock Plans”).

Scope of Authority

The Compensation Committee acts on behalf of the Board of Directors and by extension the stockholders of the Company to establish the compensation of executive officers of the Company and to provide oversight of our overall compensation programs and philosophy. The Compensation Committee also acts as the oversight committee with respect to the Company’s Employee Stock Plans, including selection of participants, determination of award levels within plan parameters, and approval of award documents. The Compensation Committee may delegate authority for day-to-day administration of the Employee Stock Plans to officers of the Company. However, the Compensation Committee may not delegate any authority under those plans for matters affecting the compensation of our employees, including our executives.

The Committee’s Procedures and Processes

The Compensations Committee’s processes for establishing and overseeing executive compensation can be found in the Compensation Discussion and Analysis, below. Additional processes and procedures include the following:

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Meetings. The Compensation Committee meets several times each year. It met ten (10) times in 2006. Compensation Committee agendas are established in consultation with the committee chair and the Chief Executive Officer. The Compensation Committee meets in executive session following each meeting.

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Role of Independent Consultant. The Compensation Committee has retained Longnecker & Associates, an executive compensation consulting firm, as its independent compensation consultant to assist the Compensation Committee in evaluating executive compensation programs and in evaluating executive officers’ compensation compared to an established peer group of similar public companies. The use by the Compensation Committee of an independent consultant provides additional assurance that the Company’s executive compensation programs are reasonable and consistent with the Company’s compensation objectives. The consultant reports directly to the Compensation Committee and does not perform any services for management. The consultant occasionally meets with the Compensation Committee and advises it as to compensation trends and best practices, and the reasonableness of individual compensation awards.

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Role of Executive Officers and Management. The Chief Executive Officer gives the Compensation Committee a performance assessment and compensation recommendations for each of the executive officers other than himself. Those recommendations are then considered by the Compensation Committee, along with the information and analysis of executive compensation from the independent consultant. The Chief Executive Officer generally attends the Compensation Committee meetings, but he is not present for the private sessions, or for any discussion of his own compensation.

Director’s compensation is established by the Board of Directors upon the recommendation of the directors and the Corporate Governance/Nominating Committee.

The Compensation Committee was comprised of Messrs. Neeb, Tyree and Wooldridge in 2006 and they continue as current committee members.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The Compensation Committee was comprised of Messrs. Neeb, Tyree and Wooldridge in 2006. None of the Compensation Committee members have ever been officers or employees of the Company, nor have they had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K. There have been no relationships during the last fiscal year requiring disclosure by the Company under any paragraph of Item 407(e)(4) of Regulation S-K.

Stockholder Communications with the Board of Directors

The Board of Directors has established a means by which stockholders may communicate directly with the Board of Directors or individual members of the Board of Directors. Stockholders may contact the Board of Directors or any committee of the Board of Directors by sending an email to the non-management directors as a group at nonmanagementdirectors@cecentertainment.com or to one of the committees at auditcomm@cecentertainment.com, corpgovcomm@cecentertainment.com or compcomm@cecentertainment.com. Communications will be distributed to the Board of Directors as appropriate based on the facts and circumstances outlined in the communication. This policy and procedure is also posted on the Company’s website at http://www.chuckecheese.com.

COMPENSATION DISCUSSION AND ANALYSIS

In this compensation discussion and analysis, we discuss our compensation objectives, our decisions and the rationale behind those decisions relating to 2006 compensation for our named executive officers and our decisions to date regarding 2007 compensation. The following discussion and analysis contains statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Objectives of Our Compensation Program

Our ability to hire and retain employees and executives with the requisite skills and experience to implement our strategic plan is essential to our success and the success of our stockholders. Our strategic plan includes both improving sales and profits from our existing stores and increasing the number of stores by adding both Company stores and franchise stores. We believe that by executing this strategic plan, we can enhance stockholder value by increasing our free cash flow over the long term through increased earnings and careful management of capital expenditures and by returning capital to our stockholders through stock repurchases.

We believe that our success in employee recruitment and retention is dependent upon our ability to offer a work environment in which employees can find attractive career challenges and opportunities. We also understand that those employees have a choice regarding where they pursue their careers, and that the compensation we offer plays a significant role in their decision to choose CEC. Therefore, we have the following objectives of our compensation program:

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Attract, retain and motivate executive officers and other employees to successfully implement our strategic plan and enhance stockholder value, through the use of both short and long-term incentives that reward individual and Company performance;

•	Structure compensation based on performance measures intended to reward performance which we believe creates value for stockholders; and

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Promote an ownership mentality and ensure senior management continuity among our officers and employees through the use of equity-based compensation that more closely aligns the interests of the executives with those of our stockholders.

What Our Compensation Program Is Designed to Reward

Our compensation program is designed to reward financial performance that results from quality execution of our strategic plan on both a short-term and long-term basis. In addition, we want to reinforce those core values that we believe help us achieve our strategic goals, including teamwork, integrity, and the importance we place on each individual.

Elements of our compensation program and why we pay each element

Our compensation program is comprised of three elements: base salary, short-term performance based cash bonuses, and long-term equity-based incentive compensation.

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Base Salary. We pay base salary in order to recognize each executive officer’s unique value and historical contributions to the Company’s success in light of salary norms in the industry and the general marketplace; to match competitors for executive talent; to provide executives with sufficient, regularly-paid income; and to reflect position and level of responsibility.

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Cash Bonus. We include an annual cash bonus as part of our compensation program because we believe this element of compensation helps to focus management on and motivate management to achieve key annual corporate objectives by rewarding the achievement of these objectives; and to be competitive from a total remuneration standpoint.

Our annual incentive targets are an integral component of compensation that link and reinforce executive decision-making and performance with the annual objectives of the Company. Our Incentive Bonus Plan (the “Incentive Bonus Plan”) provides cash bonuses to our executive officers and other eligible employees based upon comparable store sales and earnings per share results for the applicable fiscal year. Each executive’s and employee’s bonus will be in an amount equal to a specified percentage of the executive’s and employee’s gross base salary. The Compensation

Committee determines by at least March 15 of each fiscal year the applicable percentage of an executive’s or an employee’s gross base salary that may be earned under the Incentive Bonus Plan for such year (the “Bonus Potential”). The applicable percentages may range from a high of 200% of gross base salary to a low of 12% of gross base salary, and the maximum possible annual bonus that could be paid under the Incentive Bonus Plan is $2,400,000. Executives and employees will receive a bonus under the Incentive Bonus Plan if our comparable store sales and earnings per share for a fiscal year reach the target levels established by the Compensation Committee. If the comparable store sales target for a fiscal year is obtained, the sales multiplier described below for that fiscal year will be the number one. If the earnings per share target for a fiscal year is obtained, the earnings per share multiplier described below for that fiscal year will be the number one. The sales multiplier and the earnings per share multiplier for a fiscal year will be lower or higher than the number one if the comparable store sales and the earnings per share are lower or higher, respectively, than the targeted results. In no event is a bonus paid under the Incentive Bonus Plan unless certain minimum comparable store sales and net income results for a fiscal year as predetermined by the Compensation Committee are attained.

The actual bonus payout for an executive or an employee is equal to the gross base salary of such executive or employee multiplied by their Bonus Potential, multiplied by the sales multiplier for the fiscal year, multiplied by the earnings per share multiplier for the fiscal year. The amount of bonus may be adjusted, as determined by the Compensation Committee, for any material unusual transactions that occur outside of the normal, regular course of business, which we define to mean any unusual transaction that is equal to or greater than 0.5% of pre-tax budgeted earnings. Based on this formula, the comparable store sales and earnings per share criteria of our Chief Executive Officer, the other executive officers, and the other employees is the same for any given fiscal year.

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Long-Term Equity Based Incentive Compensation. Long-term equity-based incentive compensation is an element of our compensation policy because we believe it aligns executives’ interests with the interests of the Company’s stockholders; rewards long-term performance; is required in order for us to be competitive from a total remuneration standpoint; encourages executive retention; and provides executives the opportunity to share in the long-term performance of the Company.

Prior to 2006, we provided long-term equity based incentive compensation in the form of stock options. However, because of the evolution of regulatory, tax and accounting treatment and the desire to reduce the dilution to our current stockholders, beginning in 2006, we issued restricted stock with a four year vesting schedule rather than issuing stock options. By providing a four year vesting schedule, the recipients of the restricted stock have an incentive to remain employed with us in order to benefit from any increase in our stock price. We believe that our restricted stock plan will serve as a vehicle for providing long-term incentives and will also serve as a key employee retention tool.

How We Determine Each Element of Compensation

The Compensation Committee of our Board of Directors oversees our compensation programs. The Compensation Committee’s primary purpose is to assist the Board of Directors in the discharge of its fiduciary responsibilities relating to fair and competitive compensation of the Company’s executive officers. Consistent with the listing requirements of the New York Stock Exchange, the Compensation Committee is composed entirely of non-management members of our Board of Directors. The Compensation Committee typically meets in the Fall of each year to review the Company’s compensation program and to determine compensation levels for the ensuing fiscal year. As part of its process, the Compensation Committee has utilized the assistance of Longnecker & Associates, an executive compensation consulting company. Longnecker & Associate’s report to the Board of Directors for 2006 assessed the competitiveness of our executive compensation as compared to executive compensation of comparable companies in the restaurant/entertainment industry by reviewing and comparing a variety of compensation surveys, as well as by comparing our executive compensation to that of a peer group of eleven public companies from the restaurant industry.

The companies included in this peer group for the most recently completed survey are as follows:

• Texas Roadhouse, Inc.	• Ryan’s Restaurant Group, Inc.
• California Pizza Kitchen, Inc.	• RARE Hospitality
• Red Robin Gourmet Burgers, Inc.	• Applebee’s International, Inc.
• Panera Bread Company	• P.F. Chang’s China Bistro
• The Cheesecake Factory	• Ruby Tuesday, Inc.
• Papa John’s International, Inc.

From a business perspective, as compared to these eleven companies on average, CEC has slightly lower revenue, a slightly higher market cap, slightly larger workforce and slightly higher amount of assets. From a total compensation standpoint, the Compensation Committee considers total compensation of the 50th and 75th percentile of our comparison group when determining an executive officer’s compensation package. The 50th percentile, or midpoint range, is intended to provide compensation at a level appropriate for an executive who meets expectations and is fully qualified for the responsibilities of a given position. Compensation approximating the 75th percentile of the range is intended to provide compensation at a level appropriate for a seasoned incumbent who continually exceeds expectations.

Base salary. The Compensation Committee and the Chief Executive Officer meet to review the base salaries of the Company’s executive officers at a regularly scheduled Fall meeting of the Compensation Committee. The Chief Executive Officer participates in some preliminary discussions with the Compensation Committee about the base salary levels of the Company’s other executive officers. Thereafter, the Chief Executive Officer is excused and the Compensation Committee meets in a private session to consider any potential change to the Chief Executive Officer’s base salary. Following this private session, the Chief Executive Officer rejoins the meeting, and participates in the concluding discussions about the base salary levels of the Company’s other executive officers.

In setting base salaries, the Compensation Committee takes into account a combination of subjective factors as well as the Longnecker & Associates report. Subjective factors the Compensation Committee considers include individual achievements, level of responsibility, experience, leadership abilities, increases or changes in duties and responsibilities and contributions to the Company’s performance. The Compensation Committee generally establishes base salaries in conjunction with the cash bonus and long term incentive elements of the compensation program that create a compensation package that affords the individual an opportunity which approximates the 50th to 75th percentile of the competitive market.

Non-Equity Incentive Bonus. The Company has established the Incentive Bonus Plan described above whereby executives and employees in general have the potential to receive a meaningful cash bonus if the Compensation Committee’s pre-established comparable store sales goal and earnings per share goal for a fiscal year are met. For 2006, the Compensation Committee set the target increase in comparable store sales at 3% and the target increase in earnings per share at between 11% and 13%. For each executive and employee, the Compensation Committee set a percentage of gross base salary that such executive and employee would receive if the target comparable store sales and the target earnings per share were met in 2006. The actual percentage of gross base salary payable for each executive and employee for 2006 could have been higher or lower than the set percentage depending on whether the actual comparable store sales and earnings per share were higher than or lower than the 2006 targets. No bonus would have been paid if certain minimum thresholds for net income and comparable store sales growth had not been met. The maximum multiplier of the target percentage that could have been earned in 2006 was 1.95, which would have required a comparable store sales increase of 6% or greater and an increase in earnings per share of 24% or more. Our Chief Executive Officer, President, and Executive Vice Presidents had the highest percentage of gross base salary (100%) under the Incentive Bonus Plan for 2006 which would have been paid if the comparable store sales and earnings per share targets were met but not exceeded. Our named executive officers received the following bonuses for 2006 under the Incentive Bonus Plan:

Name and Position	Incentive Bonus Payment
Richard M. Frank (Chief Executive Officer)	$1,189,200

Christopher D. Morris (Chief Financial Officer)	$197,057

Michael H. Magusiak (President)	$592,694

Richard T. Huston (Executive Vice President)	$222,594

J. Roger Cardinale (Executive Vice President)	$222,594

The granting of the awards pursuant to the Incentive Bonus Plan at the beginning of the year to any individual or to the officers as a group is entirely at the discretion of the Compensation Committee. The Compensation Committee may also choose to award a bonus other than pursuant to the Incentive Bonus Plan, and decide on the actual level of the award in light of all relevant factors during or after completion of the fiscal year. During 2006, the Compensation Committee paid a special cash bonus of $78,678 to Mr. C. Morris, our Chief Financial Officer, for his extraordinary efforts and contributions to the Company during the year.

Adjustment for Certain Items. Consistent with past practice and based on criteria established at the beginning of the performance period, the Compensation Committee adjusted the earnings results on which 2006 bonuses were determined to eliminate the effect of certain items. The adjustments were intended to insure that the award payments are not artificially inflated or deflated due to such items in the award year, or in the previous year to which the comparison is made.

Long-Term Equity-Based Incentives. Our 2004 Restricted Stock Plan is administered by the Compensation Committee. Prior to 2006, our Compensation Committee issued stock options as long-term equity-based incentives. However, in 2006, as described above, the Compensation Committee decided to only grant restricted stock as long-term equity-based incentives. The Compensation Committee selects award recipients, determines the timing of grants and assigns the number of shares subject to each award and sets the vesting schedule which is usually over four years. For 2006, the Compensation Committee determined the amount of the restricted stock grants based on the level of job responsibility, individual performance, and Company performance. Individuals at higher levels of responsibility are generally given a higher proportion of their pay in equity-based incentives in order to link their pay to Company performance, including the movement of the market price of the Company’s Common Stock, because they are more able to affect the Company’s performance. Under our policy for the grant of equity-based compensation, the Compensation Committee will meet between two and ten business days after our quarterly earnings release, and these four meetings will be the only times during the year that grants of restricted stock will be awarded.

The Chief Executive Officer provided recommendations for the amount of shares to be granted to the other named executive officers. For 2006, the Compensation Committee granted to all employees an aggregate of 245,518 shares of restricted stock with a four year vesting schedule with 25% of the shares granted vesting on the anniversary date of the grant from 2007-2010 if the individual employee is still employed by us on those dates. On February 27, 2006, the Compensation Committee granted the named executive officers the following number of shares of restricted stock with a four year vesting schedule with 25% of the shares granted vesting on the anniversary date of the grant from 2007-2010 if the named executive officer is still employed by us on those dates:

	2006 Restricted Stock
Name and Position	Value	Shares
Richard M. Frank (Chief Executive Officer)	$1,453,760	45,345

Christopher D. Morris (Chief Financial Officer)	$290,752	9,069

Michael H. Magusiak (President)	$1,211,451	37,787

Richard T. Huston (Executive Vice President)	$290,752	9,069

J. Roger Cardinale (Executive Vice President)	$290,752	9,069

On February 27, 2007, 25% of the shares granted in 2006 to the named executive officers vested. The Compensation Committee has held preliminary discussions on the amount of restricted stock to be granted in 2007, but the grant of the restricted stock has not yet occurred. The Compensation Committee intends to grant to all employees an aggregate of approximately 200,000 shares of restricted stock, with 25% of the shares granted vesting on the first anniversary date of the grant, and with an additional 25% of the shares granted vesting on February 26 of 2009, 2010 and 2011, respectively, if the individual employee is still employed by the Company on those dates. The Compensation Committee intends to grant the named executive officers the following value of restricted stock on the grant date:

Name and Position	2007 Restricted Stock Value
Richard M. Frank (Chief Executive Officer)	$1,500,000

Christopher D. Morris (Chief Financial Officer)	$350,000

Michael H. Magusiak (President)	$1,300,000

Richard T. Huston (Executive Vice President)	$350,000

J. Roger Cardinale (Executive Vice President)	$350,000

In the event of a change of control, or upon the death of a grantee, all outstanding equity-based awards will immediately vest. The Compensation Committee, in its sole discretion, may vest equity based awards that have been outstanding at least one year in the event of an employee’s termination of employment due to disability, retirement or other reason they feel merits vesting.

Benefits. We provide Company benefits, or perquisites, that we believe are standard in the industry to all of our employees. These benefits consist of a group medical and dental insurance program for employees and their qualified dependents, group life insurance for employees and their spouses, accidental death and dismemberment coverage for employees, a Company sponsored cafeteria plan and a 401(k) employee savings plan for non-highly compensated employees. The major portion of these benefits are paid for by the Company. Employee life insurance amounts surpassing the Internal Revenue Service maximum are treated as additional compensation to all employees. The Company’s 401(k) contribution to each qualified participant is calculated based on a maximum of 4% of the employee’s eligible salary, excluding annual cash bonuses, and is paid in Company stock. The Chief Executive Officer, the President and the Executive Vice Presidents are reimbursed for any medical, dental or life insurance premiums that each is required to pay. The Chief Executive Officer, the President and Richard T. Huston are also reimbursed for all out-of-pocket expenses related to their life insurance premiums, as well as all out of pocket medical and dental expenses for them, their spouses and dependent children. We pay all administrative costs to maintain the plans.

Our executive officers are also entitled to certain benefits that are not otherwise available to all of our employees, including car allowances.

How Elements of Our Compensation Program Are Related to Each Other

We view the various components of compensation as related but distinct and emphasize “pay for performance” with a significant portion of total compensation reflecting a risk aspect tied to long- and short-term financial and strategic goals. Our compensation philosophy is to foster entrepreneurship at all levels of the organization by making restricted stock a significant component of executive compensation. We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, and other considerations we deem relevant, such as rewarding extraordinary performance. Our Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

Accounting and Tax Considerations

In general, we have structured our compensation program to comply with Internal Revenue Code Sections 162(m) and 409A. Under Section 162(m) of the Internal Revenue Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the service provider is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. We reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when we believe that such payments are appropriate and in the best interest of the stockholders, after taking into consideration changing business conditions or the executive’s individual performance and/or changes in specific job duties and responsibilities. The Compensation Committee and our Chief Executive Officer agreed to modify the Chief Executive Officer’s salary for 2007 to $900,000.

All equity awards to our employees, including executive officers, and to our directors have been reflected in our consolidated financial statements, based upon the applicable accounting guidance, at fair market value on the grant date in accordance with SFAS No. 123R.

Termination of Employment Arrangements

We have “change of control” severance provisions in the employment agreements with our Chief Executive Officer and our President. In addition, our Employee Stock Plans have provisions regarding vesting following a change of control, as defined in the plans. Our Board of Directors and Compensation Committee believe that providing these agreements to our Chief Executive Officer and President should serve to help protect stockholder’s interests in the event of a change of control event affecting the Company, by helping to enhance the likelihood of management continuity. Mr. Frank will be entitled to receive payment of a severance amount equal to $3,000,000, and Mr. Magusiak will be entitled to receive a severance amount equal to two times his then current base salary in the event that there is a change of control, as defined in the employment agreement, followed by a voluntary or involuntary termination of their employment within one year after the change of control. See “Potential Payments Upon Termination or Change-in-Control” for more information on the Company’s “change in control” severance provisions.

Stock Ownership Policy

Currently the Company does not have a stock ownership policy that applies to our employees. However, the Company does have policies which prohibit employees from hedging their economic exposure to the Company stock that they own.

Officer Stock Option Amendments for Section 409A Cure

Subsequent to the issuance of the Company’s fiscal year 2005 financial statements and following a review of its stock option granting practices, the Company determined that it was appropriate to adjust its prior financial statements to correct certain errors contained in those financial statements relating to the calculation of stock-based compensation expense. The Company typically granted stock options to employees utilizing a process in which the Board of Directors or a special committee of the Board of Directors would approve stock option grants through unanimous written consents (“UWC”). The Company relied on the “as of” date of the UWC as the accounting measurement date for determining stock-based compensation. As a result of an internal review of its historical stock option granting practices for the period 1989 through 2005, the Company concluded that the “as of” date of the UWC could not be relied upon to determine the accounting measurement dates for affected stock option grants. In addition, the Company identified certain administrative errors in calculating stock-based compensation expense. Upon considering all available evidence, including historical approval patterns where evidence was available, the Company formed a reasonable conclusion as to the most likely option granting actions that occurred and the dates on which such actions occurred in determining the appropriate accounting measurement dates.

Section 409A of the Internal Revenue Code imposes significant additional taxes on stock options granted with an exercise price lower than the fair market value on the date of grant that vest after December 31, 2004, and that are outstanding after December 31, 2005. As a result of our review of our stock option granting practices described above, which uncovered no evidence of fraud or intentional misconduct, we have determined that the exercise prices of certain options previously granted to Messrs. Frank, C. Morris, Magusiak, Cardinale, Huston, and other executive officers (as well as certain non-executive officers and employees of the Company), were granted at less than the fair market value of our Common Stock at the time of such grants (the “Officer Options”). Unless the Officer Options were modified on or before December 31, 2006, pursuant to Section 409A, significant additional taxes could be imposed on the Officer Options. As a result, we offered to amend all of the unexercised Officer Options to effect a cure permissible under Section 409A, which was to limit the time period in which exercises of the Officer Options could occur to specified calendar years in the future.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Louis P. Neeb, Chairman
Walter Tyree
Raymond E. Wooldridge

The following tables and accompanying narrative disclosure should be read in conjunction with the Compensation Discussion and Analysis, which sets forth the objectives of the Company’s executive compensation program.

SUMMARY COMPENSATION TABLE

The Summary Compensation Table below includes the dollar value and grant date fair value of all cash and non-cash compensation earned and awarded during 2006.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
		($)	($)	($)	($)	($)	($)
Richard M. Frank (Chief Executive Officer)	2006	1,200,000		690,776	1,189,200	52,949	3,132,925
Christopher D. Morris (Chief Financial Officer)	2006	198,846	78,678	405,155	197,057	20,140	899,876
Michael H. Magusiak (President)	2006	598,077		575,643	592,694	37,163	1,803,577
Richard T. Huston (Executive Vice President)	2006	224,616		100,492	222,594	34,057	581,759

J. Roger Cardinale (Executive Vice President)	2006	224,616	100,492	222.594	21,922	569,624

(1)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of stock grants granted in 2006 as well as prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, refer to note 10 of the Company’s financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. See the Grants of Plan-Based Awards Table for information on awards made in 2006. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives.

(2)	Includes a payment pursuant to the 2006 Incentive Bonus Plan earned in 2006 and paid in 2007.

(3)	See the All Other Compensation Table below for additional information.

ALL OTHER COMPENSATION

Name and Principal Position	Car Allowance	Long Term Disability, Spousal and Child Life Insurance Reimbursement	Medical Expense Reimbursement	Car Insurance Reimbursement	Service Award	Total
	($)	($)	($)	($)	($)	($)
Richard M. Frank (Chief Executive Officer)	24,000	16,414	9,794	2,741	0	52,949

Christopher D. Morris (Chief Financial Officer)	18,000	486	0	1,654	0	20,140

Michael H. Magusiak (President)	24,000	667	11,226	1,270	0	37,163

Richard T. Huston (Executive Vice President)	18,000	972	13,688	1,397	0	34,057

J. Roger Cardinale (Executive Vice President)	18,000	570	0	1,992	1,360	21,922

GRANTS OF PLAN-BASED AWARDS

The following table summarizes the 2006 grants of non-equity and all other stock awards.

		Estimated Future Payouts under Non-equity Incentive Plan Awards (1)
Name	Grant Date	Threshold	Target	Maximum	All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock Awards (2)
		($)	($)	($)	(#)	($)
Richard M. Frank (Chief Executive Officer)	N/A 02/27/06	420,000	1,200,000	2,340,000	45,345	1,453,760

Christopher D. Morris (Chief Financial Officer)	N/A 02/27/06	69,596	198,846	387,750	9,069	290,752

Michael H. Magusiak (President)	N/A 02/27/06	209,327	598,077	1,166,250	37,787	1,211,451

Richard T. Huston (Executive Vice President)	N/A 02/27/06	78,616	224,616	438,000	9,069	290,752

J. Roger Cardinale (Executive Vice President)	N/A 02/27/06	78,616	224,616	438,000	9,069	290,752

(1)	Grants of non-equity incentive plan awards were made to the named executive officers pursuant to the Company’s Incentive Bonus Plan. For grants of non-equity incentive plan awards, threshold refers to the minimum amount payable for a certain level of performance under the plan, target refers to the amount payable if the specified performance target(s) are reached, and maximum refers to the maximum payout possible under the plan. In 2007, the named executive officers received payments equal to 99.1% of the target under the Company’s 2006 Incentive Bonus Plan.

(2)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of stock grants granted in 2006, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, refer to note 10 of the Company’s financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements or Arrangements

On March 29, 2005, Mr. Frank entered into an employment agreement with the Company providing for a 5 year term commencing on January 1, 2006. The employment agreement (i) provides for a base salary of $1,200,000, (ii) provides a cash bonus, payable annually, if earned, based upon the achievement of corporate objectives pursuant to the Company’s Incentive Bonus Plan, (iii) acknowledges the option to purchase 150,000 shares of the Company’s Common Stock issued on March 4, 2005, pursuant to the Company’s 1997 Non-Statutory Stock Option Plan, and (iv) provides for such additional benefits and/or compensation as may be determined by the Compensation Committee. However, Mr. Frank and the Compensation Committee agreed to modify his base salary to $900,000 for 2007. Per the employment agreement, Mr. Frank may also receive options to purchase additional shares of the Company’s Common Stock issued pursuant to the Company’s 1997 Non-Statutory Stock Option Plan and grants of restricted stock awards pursuant to the Company’s 2004 Restricted Stock Plan in such amounts and at such times as determined by the Compensation Committee. The employment agreement also provides for certain severance and change-in-control payments. See “Potential Payments Upon Termination or Change-in-Control.”

In November 2005, the Company implemented the CEC Entertainment, Inc. Policy for Reimbursement of Business Travel on Private Aircraft. The policy reimburses Mr. Frank for the use of his personal aircraft at the rate of the lesser of the estimated fair market value, actual direct operating cost or the reimbursement per hour rate cap, which is evaluated and adjusted as necessary in January and July of each year. For 2006, the reimbursement cap was $1,928 per hour from January through June and $2,093 per hour from July through December. At the February 13, 2007, meeting of the Compensation Committee, the policy was amended to simply reimburse Mr. Frank for the lesser of the fair market value of the fractional use of a comparable aircraft or his direct operating costs. Mr. Frank is only reimbursed for the use of his aircraft for business purposes and must submit appropriate documentation to the Chief Financial Officer or the Chairman of the Compensation Committee whose approval is required for any such reimbursement.

On March 29, 2005, Mr. Magusiak entered into an employment agreement with the Company providing for a 5 year term commencing on January 1, 2006. The employment agreement (i) provides for a base salary of $550,000, (ii) provides a cash bonus, payable annually, if earned, based upon the achievement of corporate objectives pursuant to the Company’s Incentive Bonus Plan, (iii) acknowledges the option to purchase 125,000 shares of the Company’s Common Stock issued on March 4, 2005, pursuant to the Company’s 1997 Non-Statutory Stock Option Plan, and (iv) provides such additional benefits and/or compensation as may be determined by the Compensation Committee. Per the employment agreement, Mr. Magusiak may also receive options to purchase additional shares of the Company’s Common Stock issued pursuant to the Company’s 1997 Non-Statutory Stock Option Plan and grants of restricted stock awards pursuant to the Company’s 2004 Restricted Stock Plan in such amounts and at such times as determined by the Compensation Committee. The employment agreement also provides for certain severance and change-in-control payments. See “Potential Payments Upon Termination or Change-in-Control.”

The other named executive officers do not have an employment agreement with the Company, and are “at will” employees who receive an annual salary, incentive bonus and equity compensation awards as approved annually by the Company’s Compensation Committee.

Amendment to Executive Officer Options

Section 409A of the Internal Revenue Code imposes significant additional taxes on stock options granted with an exercise price lower than the fair market value on the date of grant that vest after December 31, 2004, and that are outstanding after December 31, 2005. As a result of our review of our stock option granting practices described above, we have determined that the exercise prices of certain options previously granted to Messrs. Frank, C. Morris, Magusiak, Cardinale, Huston and certain other executive officers were granted at less than the fair market value of our common stock at the time of such grants (the “Officer Options”). Unless the Officer Options for the named officers were modified on or before December 31, 2006, pursuant to Section 409A, significant additional taxes could be imposed on those Officer Options. As a result, we offered to amend all of the unexercised Officer Options to effect a cure permissible under Section 409A, which was to limit the time period in which exercises of the Officer Options could occur to specified calendar years in the future.

The following executive officers of the Company have agreed to amend certain outstanding unexercised Officer Options held by them by modifying such options’ exercise period. These option amendments are as follows:

Optionee	Grant Dates	Exercise Price		Shares Subject to Amendment	Calendar Year Elected for Exercise Period
Richard Frank (Chief Executive Officer)	March 7, 2000 January 3, 2002 March 4, 2005	$ $ $	15.5000 29.0000 36.6600	75,000 187,500 150,000	2007 2007 2008 and 2009 (1)
Christopher Morris (Chief Financial Officer)	January 12, 2004 March 4, 2005	$ $	31.4933 36.6600	75,000 30,000	2007 and 2008 (2) 2007, 2008 and 2009 (3)
Mike Magusiak (President)	January 5, 2001 January 3, 2002 March 4, 2005	$ $ $	22.6667 29.0000 36.6600	76,500 100,500 125,000	2007 2008 2008 and 2009 (4)
Richard Huston (Executive Vice President)	January 5, 2001 January 3, 2002 March 4, 2005	$ $ $	22.6667 29.0000 36.6600	18,750 11,250 15,800	2007 2008 2008 and 2009 (5)

Roger Cardinale (Executive Vice President)	January 5, 2001 January 3, 2002 March 4, 2005	$ $ $	22.6667 29.0000 36.6600	18,750 11,250 15,800	2007 2007 2009

(1)	Mr. Frank agreed to exercise 112,500 of these options by 2008 and 37,500 of these options by 2009.

(2)	Mr. C. Morris agreed to exercise 56,250 of these options by 2007 and 18,750 of these options by 2008.

(3)	Mr. C. Morris agreed to exercise 15,000 of these options by 2007, 7,500 of these options by 2008 and 7,500 of these options by 2009.

(4)	Mr. Magusiak agreed to exercise 62,500 of these options by 2008 and 62,500 of these options by 2009.

(5)	Mr. Huston agreed to exercise 11,850 of these options by 2008 and 3,950 of these options by 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of stock option and restricted stock awards by the named executive officers as of December 31, 2006. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following this table, based on the stock option or restricted stock award grant date. The market value of the restricted stock awards is based on the closing market price of the Company’s Common Stock as of December 29, 2006 (the last trading day in Fiscal 2006), which was $40.25. See Compensation Discussion and Analysis for additional information about the stock option and restricted stock awards.

Name	Grant Date	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date (1)		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Richard M. Frank (Chief Executive Officer)	03/07/00	375,000	0	$15.5000	03/07/07	(2)
	01/05/01 01/03/02 01/13/03 03/04/05 02/27/06	225,000 375,000 375,000 37,500	0 0 0 112,500	$22.6667 $29.0000 $19.9933 $36.6600	01/05/08 01/03/09 01/13/10 03/04/10		45,345	$1,825,136.25
Christopher D. Morris (Chief Financial Officer)	01/12/04 03/04/05 02/27/06	37,500 7,500	37,500 22,500	$31.4933 $36.6600	01/12/11 03/04/10		9,069	$365,027.25
Michael H. Magusiak (President)	03/07/00	75,000	0	$15.5000	03/07/07	(2)
	01/05/01 01/03/02 01/13/03 03/04/05 02/27/06	225,000 150,000 375,000 31,250	0 0 0 93,750	$22.6667 $29.0000 $19.9933 $36.6600	01/05/08 01/03/09 01/13/10 03/04/10		37,787	$1,520,926.75

Richard T. Huston (Executive Vice President)	01/05/01 01/03/02 01/13/03 03/04/05 02/27/06	75,000 22,500 100,500 3,950	0 0 0 11,850	$22.6667 $29.0000 $19.9933 $36.6600	01/05/08 01/03/09 01/13/10 03/04/10		9,069	$365,027.25
J. Roger Cardinale (Executive Vice President)	01/11/00	26,460	0	$17.0420	01/11/07	(3)
	01/05/01 01/03/02 01/13/03 03/04/05 02/27/06	75,000 22,500 150,000 3,950	0 0 0 11,850	$22.6667 $29.0000 $19.9933 $36.6600	01/05/08 01/03/09 01/13/10 03/04/10		9,069	$365,027.25

Vesting Schedule for Each Stock Option or Restricted Stock Award Grant Dates

01/11/00:	50% after 01/11/02, 75% after 01/11/03, and 100% after 01/11/04.

03/07/00:	Mr. Frank – 20% after 03/07/01, 40% after 03/07/02, 60% after 03/07/03, 80% after 03/07/04, and 100% after 03/07/05.

Mr. Magusiak – 100% after 12/05/03.

01/05/01:	Mr. Frank – 33% after 01/05/02, 66% after 01/05/03, and 100% after 01/05/04.

Mr. Magusiak – 33% after 01/05/03, 66% after 01/05/04, and 100% after 01/05/05.

All Other Executives – 50% after 01/05/03, 75% after 01/05/04, and 100% after 01/05/05.

01/03/02:	Mr. Frank – 25% after 01/03/03, 50% after 01/03/04, 75% after 01/03/05, and 100% after 12/05/05.

Mr. Magusiak – 33% after 01/03/04, 66% after 01/03/05, and 100% after 12/05/05.

All Other Executives – 50% after 01/03/04, 75% after 01/03/05, and 100% after 01/03/06.

01/13/03:	33% after 01/13/04, 66% after 01/13/05, and 100% after 01/13/06.

01/12/04:	50% after 01/12/06, 75% after 01/12/07, and 100% after 01/12/08.

03/04/05:	Mr. Frank – 25% after 03/04/06, 50% after 03/04/07, 75% after 03/04/08, and 100% after 03/04/09.

All Other Executives – 25% after 03/04/06, 50% after 03/04/07, 75% after 03/04/08, and 100% after 03/04/09.

02/27/06:	25% on 02/27/07, 50% on 02/27/08, 75% on 02/27/09, and 100% on 02/27/10.

Footnotes

(1)	Some of the Options identified above are subject to forfeiture if the individuals do not exercise the number of shares identified in the preceding table by December 31 of the Calendar Year Elected for

Exercise Period. See the table entitled “Amendment to Executive Officer Options” for more details.

(2)	Messrs. Frank and Magusiak exercised all of these options on 03/05/07, prior to the 03/07/07 expiration date.

(3)	Mr. Cardinale exercised all of these options on 01/09/07, prior to the 01/11/07 expiration date.

OPTION EXERCISES AND STOCK VESTED

The table disclosing exercises of options and vesting of restricted stock during 2006 is omitted because no named executive officer had exercised any options in 2006, and no stock awards vested in 2006.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The Company maintains the 1997 Non-Statutory Stock Option Plan, 2004 Restricted Stock Plan, the Non-Employee Directors Stock Option Plan, and the Non-Employee Directors Restricted Stock Plan, pursuant to which it may grant equity awards to eligible persons. Effective May 18, 2006, the Company discontinued issuing stock options to its employees pursuant to the Company’s 1997 Non-Statutory Option Plan, and to its non-employee directors pursuant to the Non-Employee Directors Stock Option Plan. At April 30, 2007, there were 4,595,590 shares subject to issuance upon exercise of outstanding equity awards under all of our stock-based compensation plans, at a weighted average exercise price of $26.72 per share, and with a weighted average remaining life of 1.9 years. Included in the shares subject to issuance described above, are 190,709 shares related to restricted stock units that may be delivered in the future upon satisfaction of applicable vesting requirements. These shares have no exercise price and therefore are not accounted for in the calculation of weighted average exercise price. As of April 30, 2007, 786,613 shares remain available for grant under the 2004 Restricted Stock Plan and 25,922 shares remain available for grant under the Non-Employee Directors Restricted Stock Plan. No other shares are available for grant under any other plan other than those previously named. The following table sets forth information about equity awards under the Company’s above-mentioned plans as of December 31, 2006.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(c)
Equity Compensation Plans Approved by Shareholders	5,173,555 (1)	$25.66	809,123 (2)
Equity Compensation Plans Not Approved by Shareholders	0	$ 0	0
Total	5,173,555	$ 25.66	809,123

(1)	This number includes 4,778,178 shares of Common Stock issuable upon the exercise of options granted under the 1997 Non-Statutory Stock Option Plan, 228,031 shares of Common Stock issuable upon the vesting of awards granted under the 2004 Restricted Stock Plan, 154,500 shares of Common Stock issuable upon the exercise of options granted under the Non-Employee Directors Stock Option Plan, and 12,846 shares of Common Stock issuable upon the vesting of awards granted under the Non-Employee Directors Restricted Stock Plan.

(2)	This number includes 771,969 shares of Common Stock issuable upon the vesting of awards granted under the 2004 Restricted Stock Plan, and 37,154 shares of Common Stock issuable upon the vesting of awards granted under the Non-Employee Directors Restricted Stock Plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The Company provides benefits to certain of the named executive officers upon certain terminations of employment from the Company. These benefits are in addition to the benefits to which the executives would be entitled upon a termination of employment generally (i.e., vested stock options accrued as of the date of termination, restricted stock awards that are vested as of the date of termination, vested benefits, if any, in the Company’s 401(k) Plan, and the right to elect continued health coverage pursuant to COBRA). The incremental benefits payable to the executives are described as follows:

Employment Agreements

Under the terms of the respective employment agreements (the “Employment Agreements”), if Mr. Frank’s or Mr. Magusiak’s employment with the Company is terminated by the Company (other than as a result of death or “permanent disability,” which is defined in the Employment Agreements as the inability by reason of any medically determined physical or mental impairment to perform the duties required for a period of 180 consecutive days in any 12 month period), then Mr. Frank will be entitled to receive a severance amount equal to $3,000,000, and Mr. Magusiak will be entitled to receive a severance amount equal to two times his then current base salary. The Company is also obligated to provide medical benefit coverage for the such executive and his Family (which is defined in the Employment Agreements as his spouse, as well as his children until such time that his children are no longer eligible for coverage under the health insurance plan covering the Company employees or until they become covered under a policy or plan provided by their employer which provides substantially similar coverage and benefits) for up to five years from the date of termination or until such executive and his Family become covered under a policy or plan providing substantially similar coverage by a new employer.

The Employment Agreements also provide that each of Messrs. Frank and Magusiak will receive his respective severance amount in the event there is a Change of Control (as defined below) and such executive voluntarily terminates his employment within one year after such a Change of Control. A “Change of Control” is deemed to have occurred with respect to the Company if (i) any person or group of persons acting in concert in which such executive is not an investor, partner, officer, director or member, shall acquire, directly or indirectly, the power to vote, or direct the voting of, more than 33% of the then outstanding voting securities of the Company or (ii) during any consecutive 18 month period a majority of the Board of Directors is elected or appointed and consists of persons who were not directors of the Company as of the date of the respective Employment Agreement and whose election or appointment as directors of the Company is actively opposed by such executive. In the event Messrs. Frank or Magusiak are subject to an excise tax on their respective severance amounts, according to Sections 280 G and 4999 of the Internal Revenue Code of 1986, as amended, the Company will gross-up their respective Severance Amounts to satisfy the excise taxes.

Stock Option Plan

The Company’s stock option plan provides that all stock options which are unvested shall automatically become vested upon a Change of Control. For purposes of the stock option plan, a “Change of Control” shall be deemed to have occurred with respect to the Company: (A) on the date in which the Company executes an agreement or an agreement in principle (i) with respect to any merger, consolidation or other business combination by the Company with or into another entity and the Company is not the surviving entity (other than a merger of the Company with or into a wholly owned subsidiary of the Company), or (ii) to sell or otherwise dispose of all or substantially all of its assets, or (iii) to adopt a plan of liquidation; or (B) on the date in which public announcement is made that the “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the Company is being acquired by a “person” within the meaning of sections 13(d) and 14(d) of the Exchange Act; or (C) if, during any period of eighteen (18) consecutive months, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof (unless the appointment or election, or the nomination for election by the Company’s shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period); provided, however, that in no event shall a change in the composition of the Company’s Board of Directors pursuant to an election of Board members pursuant to Section 4.6 of the Company’s Articles of Incorporation, as amended, constitute or result in a Change of Control.

The determination of the Compensation Committee of the Board of Directors that any of the foregoing conditions has been met shall be binding and conclusive on all parties. The value of unvested stock options as of December 31, 2006, is calculated by multiplying the number of shares of accelerated stock options by the difference between the exercise price and the closing market price of our Common Stock on December 29, 2006 (the last trading day in Fiscal 2006), which was $40.25.

Restricted Stock Plan

The Company’s restricted stock plan provides that all restricted stock awards outstanding shall automatically be vested upon a Change of Control. For purposes of the restricted stock plan, a “Change of Control” means any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who were members of the Board for the immediately preceding two (2) years (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such a period); (v) the acquisition of beneficial ownership (within the meaning of Rule 13d 3 under the Exchange Act, as defined in the restricted stock plan) of an aggregate of 30% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act, as defined in the restricted stock plan) who beneficially owned less than 15% of the voting power of the Company’s outstanding voting securities on the date of this plan, or the acquisition of beneficial ownership of an additional 15% of the voting power of the Company’s outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company’s outstanding voting securities on the date of this plan, provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (B) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (C) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

The determination of the committee appointed or designated by the Board of Directors to administer the restricted stock plan that any of the foregoing conditions has been met shall be binding and conclusive on all parties. The value of unvested restricted stock awards as of December 31, 2006, is calculated by multiplying the number of shares of accelerated restricted stock awards by the closing market price of our Common Stock on December 29, 2006 (the last trading day in Fiscal 2006), which was $40.25.

The tables set forth below quantify the additional benefits described above that would be paid to each named executive officer under the following termination scenarios, assuming a termination of employment occurred on December 31, 2006.

Termination – Resulting from Other than Change in Control

Name	Severance Pay	Continued Benefit Plan Coverage
	($)	($)
Richard M. Frank (Chief Executive Officer)	3,000,000	48,970
Michael H. Magusiak (President)	1,196,154	56,130

Termination – Resulting from Change in Control

Name	Severance Pay	Accelerated Vesting of Stock Options	Accelerated Vesting of Restricted Stock	Continued Benefit Plan Coverage
	($)	($)	($)	($)
Richard M. Frank (Chief Executive Officer)	3,000,000	403,875	1,825,136	48,970
Christopher D. Morris (Chief Financial Officer)	0	410,625	365,027	0
Michael H. Magusiak (President)	1,196,154	336,563	1,520,927	56,130
Richard T. Huston (Executive Vice President)	0	43,252	365,027	0
J. Roger Cardinale (Executive Vice President)	0	43,252	365,027	0

DIRECTOR COMPENSATION

Non-employee directors of the Company receive a retainer from the Company at the rate of $30,000 per year for attendance (in person or telephonically) at the yearly regularly scheduled Board and committee meetings, plus $2,500 per meeting for attendance (in person or telephonically) at any specially called meeting of the Board at which attendance in person is requested, and $1,250 per meeting for attendance (in person or telephonically) at any specially called committee meeting at which attendance in person is requested. In addition thereto, on the day a non-employee Director is first elected or appointed to the Board of Directors, such non-employee director is granted a Restricted Stock Award for the number of shares of Common Stock having a fair market value as of the date of grant equal to $75,000 multiplied by a fraction the numerator of which is the number of days until the date of the next annual grant and the denominator of which is 365. Each January thereafter, a non-employee Director who was previously elected to the Board of Directors and who continues to serve in such capacity shall be granted a Restricted Stock Award for the number of shares of Common Stock having a fair market value (as defined in footnote (3) below) as of the date of grant equal to $75,000. Other directors, who are either officers or employees of the Company or its affiliates, do not receive separate compensation for their services as directors of the Company. Under proposal number 4, below, the annual grant to directors would be increased by $25,000, to a total of $100,000.

Summary Compensation Table

Name (1)	Fees Earned or Paid in Cash (2)	Stock Awards (3)	Total
	($)	($)	($)
Tim T. Morris	55,500	69,018	124,518

Larry T. McDowell	39,750	78,968	118,718

Louis P. Neeb	33,000	69,018	102,018

Cynthia I. Pharr Lee	48,000	69,018	117,018

Walter Tyree	33,000	69,018	102,018

Raymond E. Wooldridge	33,000	69,018	102,018

(1)	Messrs. Frank, Huston and Magusiak have been excluded from this Table because each of their compensation is fully reflected in the Summary Compensation Table for executive officers. The Company discontinued issuing stock options to its non-employee directors in 2005 and began granting stock awards in 2006. However, the non-employee directors had the following outstanding option awards at 2006 fiscal year-end: Mr. T. Morris (26,250), Mr. McDowell (15,000), Mr. Neeb (29,250), Ms. Pharr Lee (33,000), Mr. Tyree (33,000), and Mr. Wooldridge (29,250).

(2)	This column reports the amount of cash compensation earned in 2006 for Board of Directors and committee service. In addition, Ms. Pharr Lee and Messrs. McDowell and T. Morris each received an additional one time fee of $15,000, earned in 2006 and paid in 2007, for efforts as members of the Audit Committee in connection with the Company’s stock option grant investigation and other matters related to the stock options.

(3)	The Non-Employee Directors Restricted Stock Plan defines the fair market value as the average of the closing prices of the Common Stock as reported by the New York Stock Exchange for the five trading day period ending on and including the date of the stock award. However, this column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair market value of stock award granted in 2006 as well as prior fiscal years, in accordance with SFAS 123R. The grant date fair value of the restricted stock awarded to each of the non-employee directors in 2006 was $75,470. The non-employee directors had the following outstanding stock awards at 2006 fiscal year-end: Mr. T. Morris (2,141), Mr. McDowell (2,141), Mr. Neeb (2,141), Ms. Pharr Lee (2,141), Mr. Tyree (2,141), and Mr. Wooldridge (2,141).

SECURITY OWNERSHIP

The following table sets forth information, as of April 30, 2007, relating to the beneficial ownership of the Company’s Common Stock by: (i) each director and named executive officer as of such date, (ii) the directors and the executive officers as a group (13 persons) as of such date, and (iii) each person, as that term is used in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), known to the Company to own beneficially 5% or more of the outstanding shares of Common Stock. Except as otherwise indicated, each of the persons named in the table is believed by the Company to possess sole voting and investment power with respect to the shares of Common Stock beneficially owned by such person. Information as to the beneficial ownership of Common Stock by directors and executive officers has been furnished by the respective directors and executive officers.

Name (and address for 5% beneficial owners)	Number of Shares of Common Stock			Percentage of Outstanding Common Stock
Richard M. Frank	1,612,473	(A	)	5.0%

Michael H. Magusiak	1,026,420	(B	)	3.2%

J. Roger Cardinale	298,329	(C	)	(D )

Richard T. Huston	234,610	(E	)	(D	)

Christopher D. Morris	79,578	(F	)	(D	)

Larry T. McDowell	12,513	(G	)	(D	)

Tim T. Morris	28,013	(H	)	(D	)

Louis P. Neeb	33,263	(I	)	(D	)

Cynthia I. Pharr Lee	33,488	(J	)	(D	)

Walter Tyree	33,263	(K	)	(D	)

Raymond E. Wooldridge	63,263	(L	)	(D	)

Directors and Executive Officers as a Group	3,829,419			11.9%

Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	1,721,438	(M	)	5.3%

FMR Corp. 82 Devonshire Street Boston, MA 02109	3,700,000	(N	)	11.5%

Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	2,158,470	(O	)	6.7%

Snyder Capital Management, L.P. Steuart Tower, Suite 1200 San Francisco, CA 94105	2,372,961	(P	)	7.4%

(A)	Includes 1,050,000 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan within 60 days of the Record Date, but excludes 75,000 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are not exercisable within 60 days of the Record Date. This number also includes 50,900 shares beneficially owned by Frank Family Trust A2; 136,516 shares beneficially owned by Richard M. Frank Revocable Trust; and 375,057 shares directly owned by Mr. Frank. Of the total shares beneficially owned by these Trusts, Mr. Frank has sole voting power and sole dispositive power over all 187,416 shares.

(B)	Includes 812,500 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan within 60 days of the Record Date, but excludes 62,500 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are not exercisable within 60 days of the Record Date.

(C)	Includes 255,400 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan within 60 days of the Record Date, but excludes 7,900 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are not exercisable within 60 days of the Record Date.

(D)	Constitutes less than 1% of the Company’s outstanding Common Stock.

(E)	Includes 205,900 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan within 60 days of the Record Date, but excludes 7,900 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are not exercisable within 60 days of the Record Date.

(F)	Includes 71,250 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan within 60 days of the Record Date, but excludes 33,750 shares purchasable pursuant to options issued under the Company’s Non-Statutory Stock Option Plan which are not exercisable within 60 days of the Record Date.

(G)	Includes 7,500 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan within 60 days of the Record Date, but excludes 7,500 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the Record Date.

(H)	Includes 18,750 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan within 60 days of the Record Date, but excludes 3,750 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the Record Date.

(I)	Includes 25,500 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan within 60 days of the Record Date, but excludes 3,750 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the Record Date.

(J)	Includes 25,500 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan within 60 days of the Record Date, but excludes 3,750 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the Record Date.

(K)	Includes 25,500 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan within 60 days of the Record Date, but excludes 3,750 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the Record Date.

(L)	Includes 25,500 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan within 60 days of the Record Date, but excludes 3,750 shares purchasable pursuant to options issued under the Company’s Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the Record Date.

(M)	Based upon information in Schedule 13G dated January 23, 2007. Of these shares, 770,051 shares are beneficially owned by Barclays Global Investors, NA, who has sole voting power over 695,261 shares and sole dispositive power over 770,051 shares. Further, 930,109 shares are beneficially owned by Barclays Global Fund Advisors, who has sole voting power over 930,109 shares and sole dispositive power over 930,109 shares. Finally, 21,278 shares are beneficially owned by Barclays Global Investors, Ltd., who has sole voting power over 21,278 shares and sole dispositive power over 21,278 shares.

(N)	Based upon information in Schedule 13G dated February 14, 2007. Of its total shares, Fidelity Low Priced Stock Fund has sole voting power over 3,700,000 shares, and Edward C. Johnson 3d (Chairman of FMR Corp.) and FMR Corp. each has sole dispositive power over 3,700,000 shares.

(O)	Based upon information in Schedule 13G dated January 18, 2007. Of its total shares, Royce & Associates, LLC has sole voting power over 2,158,470 shares and sole dispositive power over 2,158,470 shares.

(P)	Based upon information in Schedule 13G dated February 14, 2007. Of these shares, Snyder Capital Management, L.P., and Snyder Capital Management, Inc., have shared voting power over 2,168,561 shares and shared dispositive power over 2,372,961 shares.

PROPOSAL 2:

AMENDMENT OF THE COMPANY’S 2004 RESTRICTED STOCK PLAN

ADDING A PERFORMANCE CRITERIA FOR SOME PARTICIPANTS

The 2004 Restricted Stock Plan (“Employee Plan”) became effective in May, 2004. The purpose of the Employee Plan is to attract, retain, and reward the services of the employees of the Company and to provide such persons with a proprietary interest in the Company through the granting of restricted stock, that will: (a) increase the interest of such persons in the Company’s welfare; (b) furnish an incentive to such persons to continue their services to the Company; and (c) provide a means through which the Company may attract able persons as employees. The Employee Plan terminates on December 31, 2014, and no award may be granted after such date; provided, however, any awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Restricted Stock Agreements

The Employee Plan is currently administered by the Compensation Committee. The Compensation Committee, in its discretion, (i) interprets the Employee Plan, (ii) prescribes, amends, and rescinds any rules and regulations necessary or appropriate for the administration of the Employee Plan, and (iii) makes such other determinations and takes such other actions as it deems necessary or advisable in the administration of the Employee Plan. The Compensation Committee grants awards under the Employee Plan to employees for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Compensation Committee (“Restricted Stock Award”). Further, the forfeiture restrictions for any particular Restricted Stock Award can not provide for (i) a vesting period of less than one year nor more than five years, and (ii) full vesting within a period of less than three years. The Common Stock issued under a Restricted Stock Award is nontransferable and subject to the Forfeiture Restrictions. This Common Stock may not be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of until the Forfeiture Restrictions have expired.

In April, 2007, the Board of Directors adopted, subject to the approval of the Company’s stockholders, an amendment to the Employee Plan providing that, in addition to certain minor clarifying changes, permits Restricted Stock Awards to be granted based on performance goals, as outlined in the Employee Plan. Performance goals can be established for Restricted Stock Awards made to any employee, but with respect to those employees who are likely to be subject to Code Section 162(m) and the Treasury Regulations promulgated thereunder, the performance goals are intended to meet the requirements of Code Section 162(m). A copy of the Employee Plan, as proposed, is attached hereto as Exhibit “A,” and the changes to the Employee Plan pertaining to this proposal can be found in Article 2 (Section 2.15), Article 5 and Article 6 (Sections 6.1(b), (c) and (d)). The description of the Employee Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit “A,” which contains the complete text of the Employee Plan, as proposed.

The Board of Directors believes that the proposed amendment to the Employee Plan will enable the Company and its stockholders, through future stock grants, to continue to secure the benefits of the incentive inherent in stock ownership by certain of its employees.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S 2004 RESTRICTED STOCK PLAN ADDING A PERFORMANCE CRITERIA FOR SOME PARTICIPANTS.

PROPOSAL 3:

AMENDMENT OF THE COMPANY’S 2004 RESTRICTED STOCK PLAN

ADDING 100,000 SHARES TO THE MAXIMUM NUMBER OF SHARES

THAT MAY BE ISSUED UNDER THE PLAN

The 2004 Restricted Stock Plan (“Employee Plan”) became effective in May, 2004. The purpose of the Employee Plan is to attract, retain, and reward the services of the employees of the Company and to provide such persons with a proprietary interest in the Company through the granting of restricted stock, that will: (a) increase the interest of such persons in the Company’s welfare; (b) furnish an incentive to such persons to continue their services to the Company;

and (c) provide a means through which the Company may attract able persons as employees. The Employee Plan terminates on December 31, 2014, and no award may be granted after such date; provided, however, any awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Restricted Stock Agreements.

The Employee Plan is currently administered by the Compensation Committee. The Compensation Committee, in its discretion, (i) interprets the Employee Plan, (ii) prescribes, amends, and rescinds any rules and regulations necessary or appropriate for the administration of the Employee Plan, and (iii) makes such other determinations and takes such other actions as it deems necessary or advisable in the administration of the Employee Plan. The Compensation Committee grants awards under the Employee Plan to employees for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Compensation Committee (“Restricted Stock Award”). Further, the forfeiture restrictions for any particular Restricted Stock Award can not provide for (i) a vesting period of less than one year nor more than five years, and (ii) full vesting within a period of less than three years. The Common Stock issued under a Restricted Stock Award is nontransferable and subject to the Forfeiture Restrictions. This Common Stock may not be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of until the Forfeiture Restrictions have expired.

In April, 2007, the Board of Directors adopted, subject to the approval of the Company’s stockholders, an amendment to the Employee Plan providing that the number of shares of Common Stock which may be issued under the Employee Plan would be increased from 1,000,000 to 1,100,000. A copy of the Employee Plan, as proposed, is attached hereto as Exhibit “A.” The description of the Employee Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit “A,” which contains the complete text of the Employee Plan, as proposed.

The Board of Directors believes that the proposed amendment to the Employee Plan will enable the Company and its stockholders, through future stock grants, to continue to secure the benefits of the incentive inherent in stock ownership by certain of its employees.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S 2004 RESTRICTED STOCK PLAN ADDING 100,000 SHARES TO THE MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE PLAN.

PROPOSAL 4:

AMENDMENT OF THE COMPANY’S

NON-EMPLOYEE DIRECTORS RESTRICTED STOCK PLAN

INCREASING THE AMOUNT OF THE RESTRICTED STOCK AWARD

GRANTED TO EACH ELIGIBLE DIRECTOR

The Non-Employee Directors Restricted Stock Plan (“Director Plan”) became effective in May 2005. The Director Plan provides for the granting to each Eligible Director a Restricted Stock Award on the fifth Business Day in January equal to the number of shares of Common Stock having a Fair Market Value as of the Date of Grant totaling $75,000.00 (as these terms are defined in the Director Plan). The purpose of the Director Plan is to attract, retain, and reward the services of the non-employees directors of the Company and to provide such persons with a proprietary interest in the Company through the granting of restricted stock, that will: (a) increase the interest of such persons in the Company’s welfare; (b) furnish an incentive to such persons to continue their services to the Company; and (c) provide a means through which the Company may attract able persons as non-employee directors. The Director Plan is administered by a committee appointed by the Board of Directors (“Committee”). The Board of Directors has initially appointed the Compensation Committee to administer the Director Plan. The Committee shall consist of not fewer than two members of the Board of Directors, each of which exhibit the independence necessary to comply with applicable securities laws, the rules of any exchange upon which the Company’s securities are traded, Code Section 162(m) and the Treasury Regulations promulgated thereunder, and any other applicable law, as necessary.

In December, 2006, the Board of Directors adopted, subject to the approval of the Company’s stockholders, an amendment to the Director Plan that would increase the Restricted Stock Award on the fifth Business Day in January from a Fair Market Value as of the Date of Grant totaling $75,000.00 to $100,000.00. In addition, for 2007, the amendment would grant each Eligible Director, on the fifth Business Day following the date on which the Company’s stockholders approve the amendment, an additional Restricted Stock Award equal to the number of shares of Common Stock having a Fair Market Value as of said fifth Business Day totaling $25,000.00. A copy of the Director Plan, as proposed, is attached hereto as Exhibit “B,” and the changes to the Director Plan pertaining to this proposal can be found in Article 6 (Section 6.1). The description of the Director Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit “B,” which contains the complete text of the Director Plan, as proposed.

The Board of Directors believes that the proposed amendment to the Director Plan will enable the Company and its stockholders, through future stock grants, to continue to secure the benefits of the incentive inherent in stock ownership by its non-employee directors.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S NON-EMPLOYEE DIRECTORS RESTRICTED STOCK PLAN INCREASING THE AMOUNT OF THE RESTRICTED STOCK AWARD GRANTED TO EACH ELIGIBLE DIRECTOR.

PROPOSAL 5:

AMENDMENT OF THE COMPANY’S NON-EMPLOYEE DIRECTORS RESTRICTED STOCK PLAN

ADDING 25,000 SHARES TO THE MAXIMUM NUMBER OF SHARES

THAT MAY BE ISSUED UNDER THE PLAN

The Non-Employee Directors Restricted Stock Plan (“Director Plan”) became effective in May 2005. The Director Plan provides for the granting to each Eligible Director a Restricted Stock Award on the fifth Business Day in January equal to the number of shares of Common Stock having a Fair Market Value as of the Date of Grant totaling $75,000.00 (as these terms are defined in the Director Plan). The purpose of the Director Plan is to attract, retain, and reward the services of the non-employees directors of the Company and to provide such persons with a proprietary interest in the Company through the granting of restricted stock, that will: (a) increase the interest of such persons in the Company’s welfare; (b) furnish an incentive to such persons to continue their services to the Company; and (c) provide a means through which the Company may attract able persons as non-employee directors. The Director Plan is administered by a committee appointed by the Board of Directors (“Committee”). The Board of Directors has initially appointed the Compensation Committee to administer the Director Plan. The Committee shall consist of not fewer than two members of the Board of Directors, each of which exhibit the independence necessary to comply with applicable securities laws, the rules of any exchange upon which the Company’s securities are traded, Code Section 162(m) and the Treasury Regulations promulgated thereunder, and any other applicable law, as necessary.

In April, 2007, the Board of Directors adopted, subject to the approval of the Company’s stockholders, an amendment to the Director Plan providing that the number of shares of Common Stock which may be issued under the Director Plan would be increased from 50,000 to 75,000. A copy of the Director Plan, as proposed, is attached hereto as Exhibit “B.” The description of the Director Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Exhibit “B,” which contains the complete text of the Director Plan, as proposed.

The Board of Directors believes that the proposed amendment to the Director Plan will enable the Company and its stockholders, through future stock grants, to continue to secure the benefits of the incentive inherent in stock ownership by its non-employee directors.

THE BOARD OF DIRECTORS HAS APPROVED THE ABOVE DESCRIBED AMENDMENT AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S NON-EMPLOYEE DIRECTORS RESTRICTED STOCK PLAN ADDING 25,000 SHARES TO THE MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE PLAN.

NEW PLAN BENEFITS

The following table sets forth information about amounts that could be earned in 2007 under the 2004 Restricted Stock Plan and the Non-Employee Directors Restricted Stock Plan. The table assumes stockholder approval of (i) Proposal 2 adding a performance criteria for some participants under the 2004 Restricted Stock Plan, and (ii) Proposal 4 increasing the amount of the restricted stock award granted under the Non-Employee Directors Restricted Stock Plan to each non-employee director upon stockholder approval of the amendment and thereafter on the date of the annual grant.

	2004 Restricted Stock Plan (1)			Non-Employee Directors Restricted Stock Plan
Name and Position	Dollar Value		Number of Shares	Dollar Value		Number of Shares
	($)		(#)	($)		(#)
Richard M. Frank	1,500,000		35,311
(Chief Executive Officer)

Christopher D. Morris	350,000		8,239
(Chief Financial Officer)

Michael H. Magusiak	1,300,000		30,603
(President)

Richard T. Huston	350,000		8,239
(Executive Vice President)

J. Roger Cardinale	350,000		8,239
(Executive Vice President)

Executive Group	4,550,000		107,109

Non-Executive Director Group				150,000	(2)	3,531	(3)

Non-Executive Officer Employee Group	3,946,010	(4)	92,891

(1)	It is not possible to determine the dollar value and number of shares that will be received in the future by individual employees or groups of employees under the 2004 Restricted Stock Plan since awards and any additional performance criteria under the 2004 Restricted Stock Plan are discretionary. These columns reflect the dollar value and number of shares which would have been received by or allocated to each individual or group for the last completed fiscal year if the plan had been in effect and grants had been made in accordance with the Compensation Committee’s preliminary discussions on the amount of restricted stock to be granted in 2007. The number of shares is calculated by dividing the dollar value of the stock award by the closing market price of the Company’s Common Stock as of April 27, 2007 (the last trading day before filing this Proxy Statement with the SEC), which was $42.48, and rounding down to the nearest whole number of shares.

(2)	The proposed amendment to the Non-Employee Directors Restricted Stock Plan would grant each of the six (6) eligible directors, on the fifth business day following the date on which the Company’s stockholders approve the amendment, an additional restricted stock award equal to the number of shares of Common Stock having a fair market value as of said fifth business day totaling $25,000.00.

(3)	It is not possible to determine the number of shares that will be received on the fifth business day following the date on which the Company’s stockholders approve the amendment of the Non-Employee Directors Restricted Stock Plan. This amount reflects the number of shares which would equal the dollar value granted using the closing market price of the Company’s Common Stock as of April 27, 2007 (the last trading day before filing this Proxy Statement with the SEC), which was $42.48, and rounding down to the nearest whole number of shares.

(4)	The number of shares for the non-executive officer employee group is calculated by subtracting the number of shares that may be received by the executive group from the total number of shares of restricted stock that the Compensation Committee intends to grant to all employees in 2007. The Company has used 200,000 shares of restricted stock for these calculations based upon the preliminary discussions of Compensation Committee on grants to all employees in 2007.

PROPOSAL 6:

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE 2007 FISCAL YEAR

In accordance with its charter, the Audit Committee has selected the firm of Deloitte & Touche LLP, an independent registered public accounting firm, to be the Company’s auditors for the 2007 fiscal year. Deloitte & Touche LLP has served in this capacity for the year 2006. Its representative will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

Our Board of Directors has ratified the decision of the Audit Committee to appoint Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 30, 2007. Although we are not required to seek stockholder approval of this appointment, it has been our practice to do so. No determination has been made as to what action the Audit Committee and the Board of Directors would take if our stockholders fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of the Company.

THE AUDIT COMMITTEE, WITH THE ENDORSEMENT OF THE BOARD OF DIRECTORS, HAS APPROVED THE APPOINTMENT OF THE ABOVE IDENTIFIED ACCOUNTING FIRM AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2007 FISCAL YEAR.

AUDIT COMMITTEE DISCLOSURE

The Audit Committee currently consists of three directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange and two of whom, Tim T. Morris and Larry T. McDowell, are Audit Committee Financial Experts as defined under the rules of the Securities and Exchange Commission. The Audit Committee provides assistance to the directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

Audit Committee Pre-approval Policy

The Audit Committee has not established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee.

Service Fees Billed in 2005 and 2006 by the Independent Registered Public Accounting Firm

The firm of Deloitte & Touche LLP has been the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-Q or services that are normally provided by accountants in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2006 and January 1, 2006. The following table presents fees billed or expected to be billed for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements, audit-related services, tax services and all other services rendered by Deloitte & Touche LLP for the Company’s 2006 and 2005 fiscal years.

	Fiscal 2006	Fiscal 2005
(1) Audit fees (a)	$1,346,760	$545,600

(2) Audit-related fees (b)	0	17,700

(3) Tax fees (c)	0	0

(4) All other fees (d)	0	0

Total	$1,346,760	$563,300

(a)	Principally related to audit fees including audit services rendered for audit of Management’s Report on Internal Control over Financial Reporting, as well as audit fees relating to the 2006 restatement of financial statements for prior years.

(b)	Principally related to professional services rendered by Deloitte & Touche for attestation services rendered by it for matters such as advisory services for Sarbanes-Oxley 404, comfort letters and consents related to SEC and other registration statements, audits of employee benefit plans, agreed-upon procedures and consultation on accounting standards or transactions.

(c)	Principally related to professional services rendered by Deloitte & Touche for tax compliance services and tax examination assistance.

(d)	Principally related to professional services rendered by Deloitte & Touche for all other services, such as consultation related to tax planning and compliance, improving business and operational processes and regulatory matters.

All audit services, audit related services, and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Deloitte & Touche LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of independent non-management directors as required by and in compliance with the listing standards of the New York Stock Exchange. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with applicable laws and regulations and the Company’s Complaint and Reporting Procedures for Accounting and Auditing Matters. The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process. The Company’s independent registered public accountants, Deloitte & Touche LLP, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements and Management’s Report on Internal Control over Financial Reporting with the Company’s management.

2.	The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement of Auditing Standards 61, as amended (Codification of Statements on Auditing Standard, AU 380), which includes a review of findings of the independent accountant during its audit of the Company’s financial statements and Management’s Report on Internal Control over Financial Reporting.

3.	The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent registered public accountants the independent registered public accountants’ independence.

4.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Larry T. McDowell, Chairman
Tim T. Morris
Cynthia I. Pharr Lee

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Code of Business Conduct and Ethics provides that employees, officers and directors must act in the best interests of the Company and refrain from engaging in any activity or having a personal interest that presents a “conflict of interest.” In addition, under applicable SEC roles, the Company is required to disclose related person transactions as defined in the SEC’s rules.

Related Party Transaction Policy

The Board of Directors has adopted a Related Party Transaction Policy to set forth the policies and procedures for review and approval of transactions involving the Company and “related parties” (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of the Company’s outstanding stock). The policy covers any related party transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related party has a direct or indirect material interest).

Policy

•

Related party transactions must be approved by the Audit Committee (a committee of the Board of Directors consisting solely of independent directors), or by the Chairman of the Audit Committee under authority delegated to the Chairman of the Audit Committee by the Audit Committee.

•

A related party transaction will be approved only if the Audit Committee or the Chairman of the Audit Committee determines that it is fair to the Company and in, or not inconsistent with, the best interests of the Company and its stockholders.

•	In considering the transaction, the Chairman or the Audit Committee will consider all relevant facts and circumstances of the transaction or proposed transaction with a related party.

Procedures

•	The affected director or executive officer will bring the matter to the attention of the general counsel and chief financial officer.

•	The general counsel and chief financial officer will jointly determine whether the matter should be considered by the Audit Committee or its Chairman.

•	If a member of the Audit Committee is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction.

•

The transaction must be approved in advance by the Audit Committee or its Chairman whenever practicable, and if not practicable, it may be presented to the general counsel and the chief financial officer for preliminary approval, or be preliminarily entered into, subject to ratification by the Audit Committee or its Chairman.

•

If the Audit Committee or its Chairman does not ratify the related party transaction, the Company will take all reasonable efforts or actions to amend, terminate or cancel it, as directed by the Audit Committee or its Chairman.

•	All related party transactions will be disclosed to the Board of Directors following their approval or ratification.

Currently, there are no related party transactions which meet the requirements for review and approval under our policy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and the persons who own more than ten percent of the Company’s Common Stock to file initial reports of ownership of Common Stock and reports of changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange and to furnish the Company with copies of such reports. Based solely on a review of such copies and other forms received by the Company for the year ended December 31, 2006, or written representations from certain reporting persons for such year, the Company believes that its insiders complied with all applicable Section 16(a) filing requirements for such year, with the exception of the late filing of one transaction by Mr. Tyree. Since that time, all such Section 16(a) filing requirements have been completed by Mr. Tyree.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2008 Annual Meeting must send notice of the proposal to our Corporate Secretary at our principal executive office not later than January 29, 2008. If you make such a proposal, you must provide your name, address, the number of shares of Common Stock you hold of record of beneficially, the date or dates on which such Common Stock was acquired and documentary support for any claim of beneficial ownership. Stockholder proposals outside the processes of Rule 14a-8, must be received at our principal executive offices not later than April 13, 2008.

OTHER MATTERS

The Board of Directors is not presently aware of any other matters or business other than that which is described above to be presented to the stockholders for action at the Annual Meeting. In the event that other business comes before the Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the persons acting under the proxies. Stockholders who do not expect to attend the meeting are urged to vote by internet, telephone, or by mail. The instructions included with the proxy card describe how to vote by internet or telephone. Of course, if you prefer, you can vote through the mail service by completing the proxy card and returning it in the enclosed postage-paid envelope.

By Order of the Board of Directors,

MARSHALL R. FISCO, JR.
Corporate Secretary

Irving, Texas

May 28, 2007

EXHIBIT A

CEC ENTERTAINMENT, INC.

2004 RESTRICTED STOCK PLAN

The CEC Entertainment, Inc. 2004 Restricted Stock Plan (hereinafter called the “Plan” as amended, from time to time) was adopted by the Board of Directors of CEC Entertainment, Inc., a Kansas corporation (hereinafter called the “Company”), on March 29, 2004, became effective in 2004 as of the date the Plan was approved by the stockholders of the Company, and was amended by the board of directors of the Company on April 17, 2007. The amendments to Section 2.15, Article 5 and Sections 6.1(b), (c), and (d) of the Plan will be effective upon their approval by the stockholders of the Company.

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract, retain, and reward the services of the employees of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of restricted stock, that will:

(a)	increase the interest of such persons in the Company’s welfare;

(b)	furnish an incentive to such persons to continue their services to the Company; and

(c)	provide a means through which the Company may attract able persons as employees.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Board” means the Board of Directors of the Company.

2.2 “Change of Control” means any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who were members of the Board for the immediately preceding two (2) years (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such a period); (v) the acquisition of beneficial ownership (within the meaning of Rule 13d 3 under the Exchange Act, as defined in Section 2.10) of an aggregate of 30% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act, as defined in Section 2.10) who beneficially owned less than 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, or the acquisition of beneficial ownership of an additional 15% of the voting power of the Company’s outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company’s outstanding voting securities

Exhibit A-1

on the date of this Plan, provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquirer is (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (B) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (C) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

2.3 “Code” means the Internal Revenue Code of 1986, as amended.

2.4 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.5 “Common Stock” means the common stock of the Company, par value $ 0.10 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

2.6 “Date of Grant” means the effective date on which a Restricted Stock Award is made to a Participant as set forth in the applicable Restricted Stock Agreement.

2.7 “Director” means a member of the Board.

2.8 “Disability” means the “disability” of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.9 “Employee” means a common law employee, including an employee who is also an Officer or Director, (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary. “Employee” does not include Non-employee Directors.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and rules and regulations relating to such section.

2.11 “Fair Market Value” of a share of Common Stock means the mean of the highest and lowest value prices per share on the New York Stock Exchange Consolidated Tape, or such reporting service as the Committee may select, on the appropriate date, or in the absence of reported sales on such day, the most recent previous day for which sales were reported.

2.12 “Officer” means a person who is an “officer” of the Company or a Subsidiary within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

2.13 “Non-employee Director” means a member of the Board who is not an Employee.

2.14 “Participant” means an Employee to whom a Restricted Stock Award is granted under the Plan.

2.15 “Performance Awards” means Restricted Stock Awards subject to Performance Goals, as provided for in Section 6.1 of this Plan.

Exhibit A-2

2.16 “Restriction Period” means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to “Forfeiture Restrictions” as defined in Section 6.2 of this Plan and set forth in any related Restricted Stock Agreement.

2.17 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.1 of this Plan which are subject to restrictions or limitations set forth in this Plan and in any related Restricted Stock Agreement.

2.18 “Restricted Stock Agreement” means the written document evidencing the grant of a Restricted Stock Award executed by the Company, including any amendments thereto. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan and need not be executed by the Participant receiving the Restricted Stock Award pursuant to the Restricted Stock Agreement.

2.19 “Restricted Stock Award” means an award granted under Section 6.1 of this Plan of shares of Common Stock issued to the Participant for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Committee.

2.20 “Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

2.21 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interests and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.22 “Termination of Service” occurs when a Participant shall cease to serve as an Employee for any reason.

ARTICLE 3

ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

While the Common Stock of the Company is publicly traded, if necessary to satisfy the requirements of Code Section 162(m) and/or Rule 16b-3 promulgated under the Exchange Act, membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and/or “non-employee directors” as defined in Rule 16b 3 promulgated under the Exchange Act, and/or who exhibit the independence necessary to comply with the rules of any exchange upon which the Company’s securities are traded, and any other applicable law, as necessary. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

The Compensation Committee of the Board shall serve as the Committee unless and until such time as the Board appoints other members of the Board to serve as the Committee.

Exhibit A-3

The Committee shall determine the Participants to whom Restricted Stock Awards shall be granted, and shall set forth in the Restricted Stock Agreement of each Participant the Restricted Stock Award, the Restriction Period, the Date of Grant, and such other terms, provisions, and limitations as are approved by the Committee, but not inconsistent with the Plan.

The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

With respect to restrictions in the Plan that are based on the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction, to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to prescribe terms for Restricted Stock Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Restricted Stock Awards.

ARTICLE 4

ELIGIBILITY

Any Employee whose judgment, initiative and efforts are expected to contribute to the successful performance of the Company is eligible to participate in the Plan. Restricted Stock Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee may determine. Except as required by this Plan, Restricted Stock Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation recommendations regarding which Employees, if any, are to receive Restricted Stock Awards, the form, amount and timing of such Restricted Stock Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees who receive, or are eligible to receive, Restricted Stock Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

Shares to be issued may be made available from Common Stock held by the Company in its treasury or Common Stock that is newly issued; provided, however, that to the extent a Restricted Stock Award is made to a newly hired Employee as a condition of employment, only shares of Common Stock held by the Company in its treasury may be used.

Subject to adjustment as provided in Articles 9 and 10, the maximum number of shares of Common Stock that may be issued pursuant to Restricted Stock Awards granted under the Plan is 1,100,000 shares. Shares of Common Stock previously subject to Restricted Stock Awards which are forfeited or terminated or are withheld for payment of any applicable employment taxes and/or withholding obligations may be reissued pursuant to future Restricted Stock Awards.

ARTICLE 6

GRANT OF RESTRICTED STOCK AWARD

6.1 (a) In General. The grant of a Restricted Stock Award shall be authorized by the Committee and shall be evidenced by a Restricted Stock Agreement setting forth the Restricted Stock, the Restriction Period, the Date of Grant, and such other terms, provisions, and limitations as are approved by the Committee, but not inconsistent with the Plan. The Company shall issue a Restricted Stock Agreement to the Participant after the Committee approves the issuance of a Restricted Stock Award.

Exhibit A-4

Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of such Restricted Stock Agreements may change from time to time and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each such Restricted Stock Agreement shall be subject to the applicable terms and conditions of this Article 6.

(b) Performance Awards. The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Performance Awards may provide for the issuance of the shares of Restricted Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Restricted Stock are issued at the time of the grant of the Performance Award, the consideration for the issuance of such shares shall be the achievement of the Performance Goals established at the time of the grant of the Performance Award, and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Restricted Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of Restricted Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other Forfeiture Restrictions (as defined in Section 6.2 hereof) provided for in this Plan. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If it is determined to be necessary in order to satisfy Code Section 162(m), the Committee shall, at the time of the grant of a Performance Award, and to the extent permitted under Code Section 162(m) and the regulations issued thereunder, provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time of the grant. In no event, however, may the Committee increase the Restricted Stock earned under a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the Restricted Stock to be earned under the Performance Award and the Committee determines not to make such reduction or elimination. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(c) Maximum Performance Award. Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, no employee may receive in any calendar year Performance Awards having an aggregate value of more than $3,000,000.00, based on the Fair Market Value of the Restricted Stock on the Date of Grant.

(d) Performance Goals. Performance Awards may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; same store or general sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers,

Exhibit A-5

acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of a Performance Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

6.2 Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and to an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee, in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Restricted Stock Agreement.

6.3 Minimum Vesting Restrictions. The Forfeiture Restrictions for any particular Restricted Stock Award shall not provide for (i) a vesting period of less than one year nor more than five years, and (ii) full vesting within a period of less than three years.

6.4 Restricted Stock Awards. At the time any Restricted Stock Award is granted under the Plan, the Company shall issue to the Participant a Restricted Stock Agreement setting forth each of the matters addressed in this Article 6 and such other matters as the Committee may determine to be appropriate. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant of such Restricted Stock Award or by a book entry account with the Company’s transfer agent. The Participant shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Restricted Stock Agreement, (i) the Participant shall not be entitled to delivery of the certificate evidencing the shares of Common Stock covered by a Restricted Stock Award until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the certificate evidencing the shares of Common Stock (or such shares shall be held in a book entry account with the Company’s transfer agent) until the Forfeiture Restrictions have expired, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee and set forth in the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Restricted Stock Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Restricted Stock Award, including rules pertaining to the Participant’s Termination of Service prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall also be set forth in the Restricted Stock Agreement made in connection with the Restricted Stock Award.

6.5 Rights and Obligations of Participant. One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Participant promptly after, and only after, the Forfeiture Restrictions have expired and Participant has satisfied all applicable federal, state and local income and employment tax withholding requirements. Each Restricted Stock Agreement shall require that (i) the Participant, by his or her acceptance of the Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

Exhibit A-6

6.6 Restriction Period. The Restriction Period for a Restricted Stock Award shall commence on the Date of Grant of the Restricted Stock Award and, unless otherwise established by the Committee and stated in the Restricted Stock Agreement, shall expire upon satisfaction of the conditions set forth in the Restricted Stock Agreement pursuant to which the Forfeiture Restrictions will lapse. The Committee may, in its sole discretion, accelerate the Restriction Period for all or a part of a Restricted Stock Award; provided, however, that the Committee shall have no discretion to accelerate the Restriction Period for any Participant unless that Participant has been continuously an Employee for at least one (1) year after the Date of Grant.

6.7 Securities Restrictions. The Committee may impose other conditions on any shares of Common Stock subject to a Restricted Stock Award as it may deem advisable, including (i) restrictions under applicable state or federal securities laws, and (ii) the requirements of any stock exchange or national market system upon which shares of Common Stock are then listed or quoted.

6.8 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award; provided, that in the absence of such a determination, the Participant shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

6.9 Forfeiture of Restricted Stock. Subject to the provisions of the particular Restricted Stock Agreement, on Participant’s Termination of Service during the Restriction Period, the shares of Common Stock still subject to the Forfeiture Restrictions contained in the Restricted Stock Award shall be forfeited by the Participant. Upon any forfeiture, all rights of the Participant with respect to the forfeited shares of Common Stock subject to the Restricted Stock Award shall cease and terminate, without any further obligation on the part of the Company, except that if so provided in the Restricted Stock Agreement applicable to the Restricted Stock Award, the Company shall repurchase each of the shares of Common Stock forfeited for the purchase price per share paid by the Participant. The Committee will have discretion to determine the date of the Participant’s Termination of Service.

6.10 Lapse of Forfeiture Restrictions in Certain Events; Committee’s Discretion. Notwithstanding the provisions of Section 6.9 or any other provision in the Plan to the contrary, the Committee may, on account of the Participant’s Disability or otherwise, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to the Participant pursuant to a Restricted Stock Award, and upon such vesting, all Forfeiture Restrictions applicable to such Restricted Stock Award shall lapse or terminate; provided, however, that the Committee shall have no discretion to fully vest any Common Stock awarded unless the Participant has been continuously an Employee for at least one (1) year after the Date of Grant. The Committee shall have discretion to determine whether a Participant’s Termination of Service was as a result of Disability. Any action by the Committee pursuant to this Section 6.10 may vary among individual Participants and may vary among the Restricted Stock Awards held by any individual Participant.

6.11 Lapse of Forfeiture Restrictions Upon Death. Notwithstanding the provisions of Section 6.9 or any other provision in the Plan or the applicable Restricted Stock Agreement to the contrary, all Common Stock awarded to a Participant pursuant to a Restricted Stock Award shall fully vest upon the death of such Participant, and upon such vesting all Forfeiture Restrictions applicable to such Restricted Stock Award shall lapse or terminate; even though the Participant’s death occurs before he has been continuously an Employee for at least one (1) year after the Date of Grant.

6.12 Withholding Taxes. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold applicable federal, state and local income and employment taxes with respect to the lapse of Forfeiture Restrictions applicable to Restricted Stock Awards. Prior to delivery of shares of Common Stock upon the lapse of Forfeiture Restrictions applicable to a Restricted Stock Award, the Participant shall pay or make adequate provision acceptable to the Committee for the satisfaction of all tax withholding obligations of the Company.

Exhibit A-7

ARTICLE 7

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 7, the Board or the Committee may at any time and from time to time, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that any amendment to the Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of Common Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, (c) materially increase the benefits accruing to Participants under the Plan, or (d) otherwise require stockholder approval due to the requirements of any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or in order for the Plan or Restricted Stock Awards to continue to comply with sections of the Code or any other laws applicable to Restricted Stock Awards made under this Plan. Any such amendment shall, to the extent deemed necessary by the Committee, be applicable to any outstanding Restricted Stock Awards theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Restricted Stock Agreement. In the event of any such amendment to the Plan, the holder of any Restricted Stock Awards outstanding under the Plan shall, upon request of the Committee and as a condition to the applicable lapse of Forfeiture Restrictions thereon, execute a conforming amendment in the form prescribed by the Committee to any Restricted Stock Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 7 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Restricted Stock Awards theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 8

TERM

Unless sooner terminated by action of the Board, the Plan will terminate on December 31, 2014, but Restricted Stock Awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Restricted Stock Agreement.

ARTICLE 9

CAPITAL ADJUSTMENTS

If at any time while the Plan is in effect, or Restricted Stock Awards are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

(a)	An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to a Participant to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock shall continue to be subject to being so awarded.

(b)	Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which Forfeiture Restrictions have not yet lapsed prior to any such change.

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company

Exhibit A-8

convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of outstanding shares of Restricted Stock.

Upon the occurrence of each event requiring an adjustment with respect to any Restricted Stock Award, the Company shall communicate by reasonable means intended to reach each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 10

RECAPITALIZATION, MERGER AND

CONSOLIDATION; CHANGE IN CONTROL

10.1 The existence of this Plan and Restricted Stock Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.2 Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Restricted Stock Awards granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Restricted Stock Awards would have been entitled.

10.3 In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the outstanding Restricted Stock Awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Restricted Stock Awards to be thereafter applicable to such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Restricted Stock Awards may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, or share exchange by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase by the Company during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Restricted Stock Awards at a price equal to the Fair Market Value of such shares on the date of purchase.

10.4 In the event of a Change of Control, then, notwithstanding any other provision in this Plan to the contrary, all Restricted Stock Awards outstanding shall thereupon automatically be vested. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

ARTICLE 11

LIQUIDATION OR DISSOLUTION

In case the Company shall, at any time while any Restricted Stock Award under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company in which the Participant is vested, pursuant to the terms of the Participant’s Restricted Stock Agreement, as of the date the Company sells all or substantially all of its property, or dissolves, liquidates or winds up its affairs, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. Notwithstanding the foregoing, the Committee

Exhibit A-9

may, in its sole and absolute discretion accelerate the vesting of any Participant’s Restricted Stock Award in connection with any sale, dissolution, liquidation, or winding up contemplated in this Article 11.

ARTICLE 12

MISCELLANEOUS PROVISIONS

12.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the shares of Common Stock to be received from a Restricted Stock Award are being acquired for investment and not with a view to their distribution.

12.2 No Right to Continued Employment. Neither the Plan nor any Restricted Stock Award granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

12.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any Officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any Officer or Employee acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

12.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted a Restricted Stock Award or any other rights except as may be evidenced by a Restricted Stock Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

12.5 Severability And Reformation. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

12.6 Governing Law. The Plan shall be construed and interpreted in accordance with the laws of the State of Kansas.

12.7 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Restricted Stock Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under a Restricted Stock Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Restricted Stock Awards hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

Exhibit A-10

12.8 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain CEC Entertainment, Inc. 2004 Restricted Stock Plan and the related Restricted Stock Agreement, copies of which are on file at the principal office of the Company in Irving, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan and Agreement. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan and Agreement.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Irving, Texas.

Exhibit A-11

EXHIBIT B

CEC ENTERTAINMENT, INC.

NON-EMPLOYEE DIRECTORS RESTRICTED STOCK PLAN

The CEC Entertainment, Inc. Non-Employee Directors Restricted Stock Plan (hereinafter called the “Plan” as amended, from time to time) was adopted by the Board of Directors of CEC Entertainment, Inc., a Kansas corporation (hereinafter called the “Company”), on March 28, 2005, became effective in 2005 as of the date the Plan was approved by the stockholders of the Company, and was amended by the Board of Directors of the Company on April 17, 2007. The amendment to Section 6.1 of the Plan will be effective upon its approval by the stockholders of the Company (the “Amendment Effective Date”).

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract, retain and reward the services of the non-employee directors of the Company and to provide such persons with a proprietary interest in the Company through the granting of restricted stock that will further align their interests with the interests of the Company’s other stockholders. Upon the approval of the Plan by the stockholders of the Company, the Company intends to use the Plan as the primary means through which the Company issues equity to its non-employee directors for their service to the Company as directors and will discontinue issuing stock options to such directors pursuant to the Company’s Non-Employee Directors Stock Option Plan.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Board” means the Board of Directors of the Company.

2.2 “Change of Control” means any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who were members of the Board for the immediately preceding two (2) years (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such a period); (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, as defined in Section 2.10) of an aggregate of 30% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act, as defined in Section 2.10) who beneficially owned less than 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, or the acquisition of beneficial ownership of an additional 15% of the voting power of the Company’s outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (B) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of

Exhibit B-1

voting securities of the Company or (C) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

2.3 “Code” means the Internal Revenue Code of 1986, as amended.

2.4 “Committee” means the committee designated to administer the Plan in accordance with Article 3 of this Plan.

2.5 “Common Stock” means the common stock of the Company, par value $ 0.10 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

2.6 “Date of Grant” means the effective date on which a Restricted Stock Award is made to an Eligible Director as set forth in the applicable Restricted Stock Agreement.

2.7 “Director” means a member of the Board.

2.8 “Eligible Director” means a Non-employee Director who was previously appointed or elected to the Board and who continues to serve in such capacity at the time for granting Restricted Stock Awards pursuant to Section 6.1.

2.9 “Employee” means a common law employee, including an employee who is also an Officer or Director, (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary. “Employee” does not include Non-employee Directors.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and rules and regulations relating to such section.

2.11 “Fair Market Value” of a share of Common Stock means the average of the closing prices of the Common Stock as reported by the New York Stock Exchange for the five trading day period ending on and including the date of a Restricted Stock Award.

2.12 “Officer” means a person who is an “officer” of the Company or a Subsidiary within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

2.13 “Non-employee Director” means a member of the Board who is not an Employee.

2.14 “Removal” means removal of a Non-employee Director from the Board, with or without cause, in accordance with the Company’s Certificate of Incorporation, Bylaws or Kansas General Corporation Code.

2.15 “Restriction Period” means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to “Forfeiture Restrictions” as defined in Section 6.2 of the Plan and set forth in any related Restricted Stock Agreement.

2.16 “Restricted Stock” means shares of Common Stock issued to an Eligible Director pursuant to Section 6.1 of this Plan which are subject to restrictions or limitations set forth in this Plan and in any related Restricted Stock Agreement.

2.17 “Restricted Stock Agreement” means the written document evidencing the grant of a Restricted Stock Award executed by the Company, including any amendments thereto. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan and need not be executed by the Eligible Director receiving the Restricted Stock Award pursuant to the Restricted Stock Agreement.

Exhibit B-2

2.18 “Restricted Stock Award” means an award granted under Section 6.1 of this Plan of shares of Common Stock issued to an Eligible Director.

2.19 “Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

2.20 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interests and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.21 “Termination of Service” occurs when an Eligible Director shall cease to serve as a Non-employee Director for any reason.

ARTICLE 3

ADMINISTRATION

The Plan shall be administered by the Compensation Committee of the Board unless and until such time as the Board appoints other members of the Board to serve as the Committee.

Subject to the express provisions of the Plan, the Committee shall have power and authorities which are exclusively ministerial in nature, including the authority to construe and interpret the Plan, to define the terms used in the Plan, to prescribe, amend, and rescind rules and regulations relating to the administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The determination of the Committee on all such matters referred to in the Plan shall be conclusive. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan.

ARTICLE 4

ELIGIBILITY

Non-employee Directors, including Non-employee Directors who are members of the Committee, shall be eligible to participate in the Plan. Each Eligible Director shall, if required by the Company, enter into an agreement with the Company in such form as the Committee shall determine consistent with the provisions of the Plan for purposes of implementing the Plan or effecting its purposes. In the event of any inconsistency between the provisions of the Plan and any such agreement, the provisions of the Plan shall govern.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

Subject to adjustment as provided herein, the maximum number of shares of Common Stock that may be issued pursuant to Restricted Stock Awards granted under the Plan is 75,000 shares. Shares of Common Stock previously subject to Restricted Stock Awards hereunder which are forfeited or cancelled or are withheld for payment of any applicable employment taxes and/or withholding obligations may be reissued pursuant to Restricted Stock Awards.

Exhibit B-3

ARTICLE 6

GRANT OF RESTRICTED STOCK AWARD

6.1 Awards. Following the Amendment Effective Date, on every fifth Business Day in January each Eligible Director shall be granted a Restricted Stock Award for the number of shares of Common Stock having a Fair Market Value as of the Date of Grant equal to $100,000.00 (the “Annual Grant”). In addition, on the fifth Business Day following the Amendment Effective Date, each Eligible Director who received the 2007 Annual Grant shall be granted an additional Restricted Stock Award for the number of shares of Common Stock having a Fair Market Value as of the Date of Grant equal to $25,000.00. If a person first becomes an Eligible Director between the date of Annual Grants and after the Amendment Effective Date, such Eligible Director shall be granted a Restricted Stock Award for the number of shares of Common Stock having a Fair Market Value as of the date he or she becomes an Eligible Director equal to $100,000.00 (or, if the date on which the person first becomes an Eligible Director is after the 2007 Annual Grant but prior to the fifth Business Day following the Amendment Effective Date, $75,000.00 and, on the fifth Business Day following the Amendment Effective Date, $25,000.00) multiplied by a fraction the numerator of which is the number of days from the date such person becomes an Eligible Director until the date of the next Annual Grant and the denominator of which is 365. For the purposes of the Plan, the term “Business Day” shall mean a day on which the New York Stock Exchange is open for business and is conducting normal trading activity.

6.2 Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Eligible Director and to an obligation of the Eligible Director to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee, in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Restricted Stock Agreement.

6.3 Vesting. The Forfeiture Restrictions referred to in Section 6.2 above for any particular Restricted Stock Award shall include the following vesting schedule:

Anniversary of Date of Grant	Portion of Shares That Are Vested On or After Such Anniversary and Before Next Anniversary
First	25%
Second	50%
Third	75%
Fourth	100%

If an Eligible Director’s membership on the Board is terminated pursuant to his or her (i) Removal, (ii) not being re-nominated for Board membership for the next succeeding period, (iii) being nominated for Board membership for the next succeeding period but not being reelected for Board membership for such period by the Company’s stockholders, or (iv) resignation from the Board, in any such case, prior to the actual vesting or lapse of any other Forfeiture Restrictions, if any, applicable to such Restricted Stock Award, then such unvested Restricted Stock shall immediately be cancelled and the Eligible Director (and such Eligible Directors estate or legal representative) shall forfeit any rights or interests in and with respect to any such unvested Restricted Stock. If an Eligible Director ceases to be a Director due to death, then all of such Eligible Director’s Restricted Stock shall immediately vest in full.

Furthermore, if an Eligible Director ceases to be a Director because of voluntary retirement after a lengthy period of service on the Board or because of health reasons, the Eligible Directors may, in their sole discretion, take

Exhibit B-4

action, which action would exclude the participation of the affected Eligible Director, to vest in full the affected Eligible Director’s Restricted Stock that was awarded at least one year prior to the affected Eligible Director’s cessation of Board service.

6.4 Restricted Stock Awards. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Eligible Director of such Restricted Stock Award or by a book entry account with the Company’s transfer agent. The Eligible Director shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Restricted Stock Agreement, (i) the Eligible Director shall not be entitled to delivery of the certificate evidencing the shares of Common Stock covered by a Restricted Stock Award until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the certificate evidencing the shares of Common Stock (or such shares shall be held in a book entry account with the Company’s transfer agent) until the Forfeiture Restrictions have expired, (iii) the Eligible Director may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions set forth in the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Restricted Stock Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Restricted Stock Award, including rules pertaining to the Eligible Director’s Termination of Service prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall also be set forth in the Restricted Stock Agreement made in connection with the Restricted Stock Award.

6.5 Rights and Obligations of Eligible Director. One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Eligible Director promptly after, and only after, the Forfeiture Restrictions have expired and the Eligible Director has satisfied all applicable federal, state and local income tax withholding requirements, if any. Each Restricted Stock Agreement shall require that (i) the Eligible Director, by his or her acceptance of the Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

6.6 Restriction Period. The Restriction Period for a Restricted Stock Award shall commence on the Date of Grant of the Restricted Stock Award and, unless otherwise established by the Committee and stated in the Restricted Stock Agreement, shall expire upon satisfaction of the conditions set forth in the Restricted Stock Agreement pursuant to which the Forfeiture Restrictions will lapse.

6.7 Securities Restrictions. The Committee may impose other conditions on any shares of Common Stock subject to a Restricted Stock Award as it may deem advisable, including (i) restrictions under applicable state or federal securities laws, and (ii) the requirements of any stock exchange or national market system upon which shares of Common Stock are then listed or quoted.

6.8 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award; provided, that in the absence of such a determination, the Eligible Director shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

6.9 Withholding Taxes. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold applicable federal, state and local income taxes with respect to the lapse of Forfeiture Restrictions applicable to Restricted Stock Awards. Prior to delivery of shares of Common Stock upon the lapse of Forfeiture Restrictions applicable to a Restricted Stock Award, the Eligible Director shall pay or make adequate provision acceptable to the Committee for the satisfaction of all tax withholding obligations of the Company, if any.

Exhibit B-5

ARTICLE 7

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 7, the Board may at any time and from time to time alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that any amendment to the Plan must be approved by the stockholders of the Company if the amendment would (a) materially increase the aggregate number of shares of Common Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, (c) materially increase the benefits accruing to Eligible Directors under the Plan, or (d) otherwise require stockholder approval due to the requirements of any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or in order for the Plan or Restricted Stock Awards to continue to comply with sections of the Code or any other laws applicable to Restricted Stock Awards made under this Plan. Any such amendment shall, to the extent deemed necessary by the Committee, be applicable to any outstanding Restricted Stock Awards theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Restricted Stock Agreement. In the event of any such amendment to the Plan, the holder of any Restricted Stock Awards outstanding under the Plan shall, upon request of the Committee and as a condition to the applicable lapse of Forfeiture Restrictions thereon, execute a conforming amendment in the form prescribed by the Committee to any Restricted Stock Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 7 shall adversely affect any rights of Eligible Directors or obligations of the Company to Eligible Directors with respect to any Restricted Stock Awards theretofore granted under the Plan without the consent of the affected Eligible Director.

ARTICLE 8

TERM

Unless sooner terminated by action of the Board, the Plan will terminate on May 1, 2020, but Restricted Stock Awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Restricted Stock Agreement.

ARTICLE 9

CAPITAL ADJUSTMENTS

If at any time while the Plan is in effect, or Restricted Stock Awards are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

(a) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to an Eligible Director to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock shall continue to be subject to being so awarded.

(b) Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which Forfeiture Restrictions have not yet lapsed prior to any such change.

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of outstanding shares of Restricted Stock.

Exhibit B-6

Upon the occurrence of each event requiring an adjustment with respect to any Restricted Stock Award, the Company shall communicate by reasonable means intended to reach each affected Eligible Director its computation of such adjustment which shall be conclusive and shall be binding upon each such Eligible Director.

ARTICLE 10

RECAPITALIZATION, MERGER AND

CONSOLIDATION; CHANGE IN CONTROL

10.1 The existence of this Plan and Restricted Stock Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.2 Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Restricted Stock Awards granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Restricted Stock Awards would have been entitled.

10.3 In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the outstanding Restricted Stock Awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Restricted Stock Awards to be thereafter applicable to such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Restricted Stock Awards may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, or share exchange by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase by the Company during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Restricted Stock Awards at a price equal to the Fair Market Value of such shares on the date of purchase.

10.4 In the event of a Change of Control, then, notwithstanding any other provision in this Plan to the contrary, all Restricted Stock Awards outstanding shall thereupon automatically be vested. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

ARTICLE 11

LIQUIDATION OR DISSOLUTION

In case the Company shall, at any time while any Restricted Stock Award under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Eligible Director shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company in which the Eligible Director is vested, pursuant to the terms of the Eligible Director’s Restricted Stock Agreement, as of the date the Company sells all or substantially all of its property, or dissolves, liquidates or winds up its affairs, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion accelerate the vesting of any Eligible Director’s Restricted Stock Award in connection with any sale, dissolution, liquidation, or winding up contemplated in this Article 11.

Exhibit B-7

ARTICLE 12

MISCELLANEOUS PROVISIONS

12.1 Investment Intent. The Company may require that there be presented to and filed with it by any Eligible Director under the Plan, such evidence as it may deem necessary to establish that the shares of Common Stock to be received from a Restricted Stock Award are being acquired for investment and not with a view to their distribution.

12.2 No Right to Continued Board Membership. The grant of Restricted Stock shall not be construed as giving an Eligible Director the right to be retained as a Director of the Company. The Board may at any time fail or refuse to nominate an Eligible Director for reelection to the Board, the stockholders of the Company may at any election fail or refuse to reelect any Eligible Director to the Board or an Eligible Director may be subject to Removal, in each case, free from any liability or claim under the Plan or any Restricted Stock Award except as expressly set forth herein.

12.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any Officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any Officer or Employee acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

12.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted a Restricted Stock Award or any other rights except as may be evidenced by a Restricted Stock Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

12.5 Severability And Reformation. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

12.6 Governing Law. The Plan shall be construed and interpreted in accordance with the laws of the State of Kansas.

12.7 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Restricted Stock Award if the issuance thereof would constitute a violation by the Eligible Director or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under a Restricted Stock Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Restricted Stock Awards hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

Exhibit B-8

12.8 Legend. Each certificate representing shares of Restricted Stock issued to an Eligible Director shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain CEC Entertainment, Inc. Non-Employee Directors Restricted Stock Plan and the related Restricted Stock Agreement, copies of which are on file at the principal office of the Company in Irving, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan and Agreement. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan and Agreement.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Irving, Texas.

Exhibit B-9

Annual Meeting Proxy Card

A. Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold Authority

01 – Michael H. Magusiak	☐	☐

	For	Withhold Authority

02 – Larry T. McDowell	☐	☐

	For	Withhold Authority

03 – Walter Tyree	☐	☐

B. Issues

The Board of Directors recommends a vote FOR proposals 2, 3, 4, 5 and 6.

	For	Against	Abstain

2. Proposal to approve an amendment to the 2004 Restricted Stock Plan adding a performance criteria for some participants.	☐	☐	☐

	For	Against	Abstain

3.Proposal to approve an amendment to the 2004 Restricted Stock Plan adding 100,000 shares to the maximum number of shares that may be issued under the Plan.	☐	☐	☐

	For	Against	Abstain

4. Proposal to approve an amendment to the Non-Employee Directors Restricted Stock Plan increasing the amount of the Restricted Stock Award granted to each Eligible Director upon stockholder approval of the amendment and thereafter on the date of the annual grant.	☐	☐	☐

	For	Against	Abstain

5. Proposal to approve an amendment to the Non-Employee Directors Restricted Stock Plan adding 25,000 shares to the maximum number of shares that may be issued under the Plan.	☐	☐	☐

	For	Against	Abstain

6. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.	☐	☐	☐	7. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

C. Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. (Please make any address corrections above.) When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box	Date (mm/dd/yyyy)

Proxy – CEC Entertainment, Inc.

4441 West Airport Freeway

Irving, Texas 75062

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alice Winters and James Mabry, and each of them as proxies with full power of substitution and revocation, and appoints them to represent and vote, as designated on the reverse side, all of the shares of Common Stock of CEC Entertainment, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders of CEC Entertainment, Inc. to be held on June 27, 2007, or at any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 and 6.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card. Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on June 27, 2007.

THANK YOU FOR VOTING.